PRELIMINARY PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to 240.14a-12

WEGENER CORPORATION

(Name of Registrant as Specified in Its Charter)

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WEGENER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 1, 2011

To our stockholders:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of Wegener Corporation (“Wegener” or the “Company”), a Delaware corporation, which will be held at its home office at 11350 Technology Circle, Johns Creek, Georgia 30097, on February 1, 2011 at 9:00 a.m., Eastern Standard Time, for the following purposes:

1)
To elect two Class I directors to hold office until the 2014 annual meeting of stockholders or until their successors shall have been elected and qualified. The board of directors recommends that stockholders vote for its nominees.

2)	To approve and adopt our 2011 Incentive Plan. The board of directors recommends that stockholders vote for the 2011 Incentive Plan.

3)
To approve an amendment to the Certificate of Incorporation of the Company authorizing 250,000 shares of a new class of stock to be designated as “Preferred Stock,” par value $20, and authorizing the Board of Directors to issue the shares of Preferred Stock in one or more series and to set the terms and conditions of the same without further shareholder approval.  The board of directors recommends that stockholders vote for the amendment.

4)	To hold an advisory vote on executive compensation.

5)	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

6)
To consider ratification of the appointment of Habif, Arogeti & Wynne, LLP to serve as the independent registered public accounting firm for fiscal 2011.  The board of directors recommends that stockholders vote for the ratification of the appointment of Habif, Arogeti & Wynne, LLP.

7)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed December 3, 2010 as the record date for the determination of stockholders entitled to vote at the 2011 Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting of stockholders. As owners of Wegener your vote is important. Whether or not you are able to attend the 2011 Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

By Order of the Board of Directors

/s/ James T. Traicoff
James T. Traicoff
Secretary

Johns Creek, Georgia
December 21, 2010

WEGENER CORPORATION
11350 Technology Circle
Johns Creek, Georgia 30097

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on February 1, 2011

Unless the context indicates otherwise, all references in this proxy statement to “we,” “us” and “our” refer to Wegener Corporation and its subsidiary.

General

Our Board of Directors (the “Board”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), which will take place on Tuesday, February 1, 2011 at 9:00 a.m. Eastern Standard Time at our home office located at 11350 Technology Circle, Johns Creek, Georgia 30097,  and at any postponement or adjournment thereof.  We made these materials available to stockholders beginning on December 23, 2010. Our stockholders are invited to attend the 2011 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by: (1) giving written notice of revocation to our Secretary; (2) executing a proxy bearing a later date; or (3) appearing at the 2011 Annual Meeting and voting in person.

Questions and Answers About the 2011 Annual Meeting of Stockholders

What is included in these materials?

These materials include:

• Our Proxy Statement for the 2011 Annual Meeting; and
• Our 2010 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the 2011 Annual Meeting.

What items will be voted on at the 2011 Annual Meeting?

There are six items that will be voted on at the 2011 Annual Meeting:

1)
The election of two Class I directors to hold office until the 2014 annual meeting of stockholders or until their successors shall have been elected and qualified. The Board recommends that stockholders vote for its nominees.

2)	Approval and adoption of our 2011 Incentive Plan. The Board recommends that stockholders vote for the 2011 Incentive Plan.

3)
Approval of  an amendment to the Company’s Certificate  of Incorporation authorizing 250,000 shares of a new class of stock to be designated as “Preferred Stock,” and authorizing the Board of Directors to issue the shares of Preferred Stock in one or more series and to set the terms and conditions of the same without further shareholder approval.

4)	To hold an advisory vote on executive compensation.

5)	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

6)
To consider ratification of the appointment of Habif, Arogeti & Wynne, LLP to serve as the independent registered public accounting firm for fiscal 2011.  The Board recommends that stockholders vote for the ratification of the appointment of Habif, Arogeti & Wynne, LLP.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of Wegener Corporation.

What are our Board of Directors’ voting recommendations?

Our Board recommends that you vote your shares for its nominees; for the 2011 Incentive Stock Plan; for the amendment to the Certificate of Incorporation authorizing the Company to issue preferred stock; for the approval, on an advisory basis, of the compensation of our named executive officers; for the approval, on an advisory basis, of an annual advisory vote on executive compensation; and for the appointment of Habif, Arogeti & Wynne, LLP.  Unless otherwise specified, all shares represented by effective proxies will be voted for each of these four agenda items.

Who is entitled to vote at the 2011 Annual Meeting?

Holders of our outstanding shares of our common stock at the close of business on December 3, 2010 are entitled to notice of and to vote at the 2011 Annual Meeting. As of December 3, 2010, there were approximately 12,647,051 shares of common stock outstanding. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with Securities Transfer Corporation, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I did not specify how my shares are to be voted?” for additional information.

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

• View our proxy materials for the 2011 Annual Meeting on the Internet; and

• Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

How do I vote in person?

If you owned shares of our common stock as of the close of business on the record date, December 3, 2010, you may attend the 2011 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my shares?” If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the 2011 Annual Meeting, unless you have previously specially requested and obtained a “legal proxy” from your bank or broker and present it at the 2011 Annual Meeting.

How do I vote by proxy?

You may vote your proxy over the Internet or by completing, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the 2011 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the 2011 Annual Meeting. If you hold your shares through a bank or brokerage firm, you may have the option to provide your voting instructions via the Internet or telephone. Please review the enclosed voting form to determine if these voting options are available to you.

 If I plan to attend the annual meeting, should I still submit a proxy?

Whether you plan to attend the 2011 Annual Meeting or not, we urge you to submit a proxy card. Returning the enclosed proxy card will not affect your right to attend the 2011 Annual Meeting and vote.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange, or the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 through 5. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 6.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, our representatives will vote your shares. Therefore, unless otherwise specified, all shares represented by effective proxies will be voted in accordance with the description on page 1 of this proxy statement. Submitting a proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2011 Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 6, but do not have discretion to vote on non-routine matters such as Proposals 1 through 5. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 6 and any other routine matters properly presented for a vote at the Annual Meeting.

What are the effects of  broker non-votes and abstentions?

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires a plurality of votes cast or the approval of a majority of the votes present in person or represented by proxy and entitled to vote.  An abstention from voting by a stockholder on proposals other than the election of directors will have the same effect as a vote against such proposal.

What is the vote required for each proposal?

Each outstanding share of common stock entitled to vote is entitled to one vote upon each matter submitted to a vote at any meeting of stockholders. All elections of directors shall be determined by a plurality of the votes cast. The adoption of our 2011 Incentive Plan, the proposal to hold an advisory vote on executive compensation and the ratification of auditors for fiscal 2011 will be approved if a quorum exists and the majority of the total votes cast on the proposal are voted in favor of it. The amendment to our certificate of incorporation will be approved if a majority of the outstanding shares of our common stock entitled to vote on the proposal are voted in favor of it. Except as otherwise required by law or by our certificate of incorporation, all other matters shall be determined by the vote of the holders of a majority of the voting power present in person or represented by proxy and entitled to vote on the subject matter.

Who pays the cost of soliciting proxies?

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited in person or by telephone by our directors, officers or regular employees who will not receive additional compensation for such services. We will also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.  Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse such persons for their reasonable expenses in doing so.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Do I receive appraisal rights?

Under the General Corporation Law of the State of Delaware, you are not entitled to dissenter’s rights with respect to any of the four agenda items, including the proposed amendment to our Certificate of Incorporation which authorizes 250,000 shares of a new class of stock to be designated as “Preferred Stock,” and authorizes the Board of Directors to issue the shares of Preferred Stock in one or more series and to set the terms and conditions of the same without further shareholder approval.

How can I receive more information?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please contact our Chief Financial Officer, James T. Traicoff, at (770) 623-0096.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 6, 2010 with respect to ownership of our outstanding common stock by: (i) all persons known to us to beneficially own more than five percent of our outstanding common stock, including their addresses; (ii) each of our directors, director nominees and executive officers; and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the individual possesses sole voting and investment powers with respect to the shares shown.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Robert A. Placek	2,042,727	(2)	15.2%
C. Troy Woodbury, Jr.	673,834	(3)	5.0%
Thomas G. Elliot	56,800	(4)	*
Phylis A. Eagle-Oldson	47,000	(4)	*
David W. Wright	958,000	(5)	7.3%
Jeffrey J. Haas	36,050	(6)	*
Stephen J. Lococo	1,067,873	(7)	8.1%
James T. Traicoff	208,724	(8)	1.6%
David E. Chymiak	1,115,845	(9)	8.5%
Henry Partners, L.P., et al.	952,000	(10)	7.2%
Footprints Asset Management & Research, Inc.	1,036,873	(11)	7.9%
All executive officers and directors as a group (7 persons)	4,133,008	(12)	29.7%

*	Less than 1% of outstanding shares.
(1)	Includes stock options currently exercisable or exercisable within 60 days of the record date.
(2)	Includes 29,267 shares held in a 401(k) plan and stock options to purchase 312,150 shares. Mr. Placek’s address is 11350 Technology Circle, Johns Creek, Ga. 30097.
(3)	Includes 22,759 shares held in a 401(k) plan and 214,575 shares subject to stock options.
(4)	Represents stock options to purchase common stock.
(5)
Includes 952,000 shares indirectly and beneficially owned by Mr. Wright by virtue of his control of Henry Partners, L.P. and Matthew Partners, L.P. See footnote (10) below. Also includes 6,000 shares subject to stock options.

(6)	Includes 31,000 shares subject to stock options.
(7)
Mr. Lococo is deemed to be the indirect beneficial owner of these shares, which are owned of record by Footprints Asset Management & Research, Inc., referred to as FAMR, a registered Investment Advisor firm of which Mr. Lococo is the controlling shareholder, a director, and President and Portfolio Manager. See footnote (11) below. The number of shares shown includes approximately 169,885 shares held in an investment partnership of which Mr. Lococo is a partner and the assets of which are managed by FAMR. Includes 31,000 shares subject to stock options.

(8)	Includes 15,424 shares held in a 401(k) plan and 75,000 shares subject to stock options.
(9)
The information regarding Mr. Chymiak is based solely on a Schedule 13G/A dated October 13, 2003 filed by Mr. Chymiak with the Securities and Exchange Commission, referred to in this proxy statement as the SEC, on October 14, 2003. Mr. Chymiak’s address is 1605 E. Iola, Broken Arrow, Oklahoma 74102.

(10)
All information is based solely upon a Schedule 13G dated January 21, 2010 filed with the SEC on January 22, 2010 by a group of reporting persons comprised of Henry Partners, L.P., Matthew Partners, L.P., Henry Investment Trust, L.P. (“HIT”) and David W. Wright. According to the Schedule 13D/A, Henry Partners, L.P. possesses sole voting and dispositive powers with respect to 684,000 shares, or 5.4% of the outstanding common stock and Matthew Partners, L.P. possesses sole voting and dispositive powers with respect to 268,000 shares, or 2.1% of the outstanding common stock. David W. Wright is the President of Canine Partners, LLC, which is the sole general partner of HIT. HIT is the sole general partner of each of Henry Partners, L.P. and Matthew Partners, L.P. The business address of Henry Partners, L.P. and Matthew Partners, L.P. is 255 South 17th Street, Suite 2608, Philadelphia, Pennsylvania 19103.

(11)
FAMR possesses sole voting and dispositive powers with respect to 1,036,873 shares, or 7.9% of our outstanding common stock. The address of FAMR’s principal business office is 11422 Miracle Hills Drive, Suite 208, Omaha, Nebraska 68154.

(12)	Includes 67,450 shares held in a 401(k) plan and 767,525 shares subject to stock options.

AGENDA ITEM ONE

ELECTION OF DIRECTORS

Our Board presently consists of six directors, elected to staggered three-year terms.

The terms of C. Troy Woodbury, Jr. and Phylis A. Eagle-Oldson will expire at the upcoming 2011 Annual Meeting. Our Board, upon the recommendation of the independent corporate governance and nominating committee of our Board (the “Corporate Governance Committee”), has nominated C. Troy Woodbury, Jr. and Phylis A. Eagle-Oldson for reelection as Class I directors, to serve for a term of three years expiring in January 2014. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominees or, in the event of any unforeseen contingency, for a different person as substitute. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

C. Troy Woodbury, Jr., age 63, Class I director, was appointed President and CEO of the Company and WCI in October 2009.  He served as our Treasurer and Chief Financial Officer from June 1988 to October 2009 and as one of our directors since December 1989. He also served as Treasurer and Chief Financial Officer of WCI from September 1992 to October 2009, and as Senior Vice President of Finance from March 2002 to October 2009. Mr. Woodbury served as Executive Vice President of WCI from July 1995 to March 2002 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining us in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988.

Phylis A. Eagle-Oldson, age 61, Class I director, has served as one of our directors since January 2004. Since 1999, Ms. Eagle-Oldson has served as President and Chief Executive Officer of the Emma L. Bowen Foundation, a media industry-sponsored initiative to develop diversity within the telecommunications industry. From 1980 to 1999, Ms. Eagle-Oldson was employed by National Cable and Telecommunications Association, serving as its Vice President, Administration and Finance from 1985 to 1999.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOREGOING NOMINEES.

The directors whose terms do not expire at the upcoming 2011 Annual Meeting are as follows:

Thomas G. Elliot, age 68, Class III director, has served as one of our directors since September 1998. Mr. Elliot is a consultant and the principal of TGE & Associates, which was formed in 1997. Mr. Elliot engages in engineering and management consulting, among other activities. Mr. Elliot was previously employed by Telecommunications, Inc., referred to in this proxy statement as TCI, beginning in 1964, most recently as Senior Vice President of Engineering and Technical Services for TCI Cable Management, Inc. (from 1993 to 1997). Between 1989 and 1991, Mr. Elliot took a sabbatical from TCI to help form Cable Television Laboratories, Inc., a research and development consortium of cable television system operators representing most of the cable subscribers in North America, where he served as Vice President of Science and Technology. Mr. Elliot is past-chairman and at-large director of the Society of Cable Telecommunications Engineers, referred to in this proxy statement as SCTE, founder of the SCTE Interface Practices Committee, serves on the NCTA Engineering Committee and on the Education and Training Committee of the CATV Center and Museum. His term expires in January 2013.

Stephen J. Lococo, age 54, Class III director, has served as one of our directors since December 2006. Since 2003, Mr. Lococo has been the controlling shareholder, a director and President and Portfolio Manager of Footprints Asset Management & Research, Inc., a registered Investment Advisor firm based in Omaha, Nebraska. From 2002 to 2003, Mr. Lococo served as a Registered Investment Executive with Smith Hayes Financial, and from 1990 to 2002, Mr. Lococo served as a Registered Investment Executive with Kirkpatrick Pettis, both also registered Investment Advisor firms. Mr. Lococo also serves on the credit committee of Acceptance Insurance Companies.  His term expires in January 2013.

Jeffrey J. Haas, age 49, Class II director, has served as one of our directors since February 2006 and has served since May 2000 as Professor of Law at New York Law School. Mr. Haas previously taught at that school as an Associate Professor of Law from July 1996 to April 2000. His legal courses include corporate law (including corporate governance), securities regulation, mergers and acquisitions, mutual fund regulation, corporate finance and contract law. Prior to joining New York Law School, Professor Haas was in private legal practice with two national law firms. Professor Haas is a member of the board of trustees of American Independence Funds Trust, an open-end, management investment company registered under the Investment Company Act of 1940. His term of office expires in January 2012.

Robert A. Placek, age 72, Class II director, has served as one of our directors since 1987 and is the Chairman of our Board and a co-founder. He has previously served as our President and Chief Executive Officer from August 1987 to October 2009 and as our Chairman since May 1994. He also serves as Chairman of the Board of Directors of Wegener Communications, Inc., referred to in this proxy statement as WCI. His career spans over forty years in the satellite communications industry. Prior to co-founding us, Mr. Placek started and managed the Satellite Communications Product Line at Scientific Atlanta.  His term of office expires in January 2012.

Director Qualifications

Our Corporate Governance Committee and the Board believe that the above-mentioned attributes of our directors and director nominees, along with the leadership skills and other experiences of our Board members described in the table below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

C. Troy Woodbury, Jr.
•   Extensive financial and operating experience with over twenty years experience at the Company serving as Treasurer and Chief Financial Officer for over twenty years and Chief Operating officer for over five years.

• Over twenty years of board experience on the Company’s board.

• Prior satellite communications industry experience serving as Internal Audit Manager and Group Controller.

• Certified Public Accountant, with over four years public accounting experience.

Phylis A. Eagle-Oldson	• Over ten years of executive level experience serving as President and Chief Executive Officer of a private foundation serving the telecommunications industry.

• Over fifteen years of experience at a cable and telecommunications industry trade association including over fifteen years of financial experience as Vice President of Administration and Finance.

• Six years of board experience on the Company’s board and including serving as financial expert and Chair of the Company’s Audit Committee.

Thomas G. Elliot	• Extensive consulting experience providing engineering and management expertise to the cable television industry.

• Executive level experience serving as Senior Vice President of Engineering and Technical Services, and Vice President of Science and Technology in the cable television industry.

• Chairman, director and committee level experience at three cable industry trade organizations.

• Over ten years of board experience on the Company’s board and various Board committees.

Stephen J. Lococo	• Extensive investment and finance experience serving as President and Portfolio Manager and Director of a registered Investment Advisor firm.

• Outside committee level experience serving on credit committee of Accepted Insurance Companies.

• Almost four years of board experience on the Company’s board and various Board committees.

Jeffrey J. Haas	• Interdisciplinary knowledge and experience in contract law, securities regulation, corporate law and governance, corporate finance, and mergers and acquisitions.

• Legal experience gained by working at two prominent national law firms.

• Twelve years of outside board experience at the HSBC family of mutual funds and the American Independence family of mutual funds.

• Almost four years of board experience on the Company’s board and various Board committees.

Robert A. Placek	• Extensive executive level experience with over 30 years experience at the Company, serving as President and Chief Executive Officer for over twenty years.

• Over twenty years of board experience on the Company’s board including Chairman of the Board experience from 1995 to present.

• Over forty years experience in the satellite communications industry.

Other than the understanding of the nominees that they will serve as our directors when elected, there are no arrangements or understandings between any director and any other person with regard to the nomination or election of such director, any future employment by us or our affiliates or with respect to any future transactions to which us or any of our affiliates may be a party.

Other than any interest that exists by virtue of (1) any position(s) he or she may hold with us or our affiliates as described in this proxy statement, and (2) his or her status as one of our stockholders, no director has any interest, direct or indirect, in the matters to be acted upon at the 2011 Annual Meeting.

AGENDA ITEM TWO

PROPOSAL TO APPROVE AND ADOPT OUR 2011 INCENTIVE PLAN

On December 6, 2010 our Board adopted, subject to stockholder approval, our 2011 Incentive Plan, referred to in this proxy statement as the 2011 Plan, and reserved 1,250,000 shares of our common stock to cover incentive awards to be granted under the 2011 Plan during its ten year term. The 2011 Plan provides for the granting of awards to our directors and key employees and the directors and key employees of our subsidiaries whose responsibilities and decisions directly affect our performance and the performance of our subsidiaries, as well as to certain consultants and advisors.

As of January 1, 2008, our 1998 Incentive Plan expired. In February 2010, the shareholders approved the Company’s 2010 Incentive Plan, which reserved 1,250,000 shares of our common stock to cover incentive awards granted under the 2010 Incentive Plan.  As of December 6, 2010, the Company has issued common stock options to purchase an aggregate of 663,700 shares of common stock and issued 500,000 shares of restricted common stock pursuant to the 2010 Incentive Plan.  Our Board believes it to be in our best interest and in the best interests of our stockholders to approve the 2011 Plan. A copy of the 2011 Plan is attached to this proxy statement as Appendix A. The 2011 Plan contains the same types of awards available for grant, such as options, stock appreciation rights, performance units, restricted stock and deferred stock, as were previously available under our 1998 Incentive Plan and our 2010 Incentive Plan. The 2011 Plan will become effective upon stockholder approval.

Effective Date

Assuming stockholder approval, the effective date of the Plan will be as of January 1, 2011. Awards may be granted pursuant to the 2011 Plan from time to time, but no later than ten years from the effective date, unless otherwise approved by a majority of our stockholders.

Administration of the 2011 Plan

The 2011 Plan is to be administered by the compensation and incentive plan committee of our Board (the “Compensation Committee”). Subject to the provisions of the 2011 Plan, our Compensation Committee has the sole authority to select the officers and other key employees to whom grants of awards may be made, to determine the type of award to be granted to the eligible employee, the number of shares of stock to be covered by each award and the terms and conditions of awards granted under the 2011 Plan.

Shares Subject to the 2011 Plan

The maximum number of shares of our common stock reserved and available for distribution under the 2011 Plan is 1,250,000. Our Compensation Committee, in its discretion, may award other securities issued by us that are convertible into common stock or make other securities subject to purchase pursuant to the exercise of an option. Shares reserved for issuance under the 2011 Plan consist of authorized and unissued shares. No repurchased shares may be issued or delivered under the 2011 Plan. Shares underlying forfeited or canceled awards will be restored to the status of authorized shares available for distribution under the 2011 Plan. On December 1, 2010, the closing price of our common stock was $0.10 per share.

Persons Eligible to Participate in the 2011 Plan

The 2011 Plan authorizes, in the discretion of our Compensation Committee, awards to be granted to our directors, officers and key employees or the directors, officers and key employees of any of our participating subsidiaries, as well as to consultants and advisors who, in the judgment of the Compensation Committee, are responsible for or contribute to the management, growth or profitability of our business or the business of any of our subsidiaries. There are currently approximately 47 full time employees and six directors (two of whom are also employees) eligible for participation in the 2011 Plan. It is not possible at this time to predict the benefits and amounts that will actually be received by all individual participants or groups of participants in the future.

Awards

The 2011 Plan authorizes our Compensation Committee to grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock, deferred stock or any combination of the foregoing, as more fully described below.

Stock Options. Stock options may be granted either alone or in conjunction with other awards under the 2011 Plan. Stock options granted under the 2011 Plan may be either incentive stock options as defined under Section 422 of the Internal Revenue Code of 1986, as amended and referred to in this proxy statement as the Code, or non-qualified stock options. To the extent that any stock option fails to qualify as an incentive stock option, it shall constitute a non-qualified stock option.

No stock option may be granted after the expiration of ten years from the effective date of the 2011 Plan, and the aggregate fair market value, determined as of the date an option is granted, of common stock for which incentive stock options granted to any eligible employee may first become exercisable in any calendar year may not exceed $100,000.

Stock options granted pursuant to the 2011 Plan are nontransferable. Incentive stock options must be exercised within ten years from the date of grant at an exercise price of not less than 100% of the fair market value of the stock on the date of grant. With respect to options granted to a greater than 10% stockholder, the option must be exercised within five years from the date of grant at an exercise price of not less than 110% of the fair market value on such date. In the case of non-qualified stock options, the term may not exceed ten years from the date of grant and the exercise price may not be less than 75% of the fair market value on the date of grant.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2011 Plan alone, in conjunction with incentive or non-qualified stock options or in tandem with non-qualified stock options granted under the 2011 Plan.

Upon exercise of a stock appreciation right, a participant is entitled, subject to such terms and conditions as our Compensation Committee may specify, to receive an amount in cash or shares of common stock equal in value to the excess of the fair market value of one share of stock over the exercise price per share specified in the related option or stock appreciation right, multiplied by the number of shares in respect of which the stock appreciation right is exercised.

Performance Units. The 2011 Plan provides for the award of performance units. In granting performance units, our Compensation Committee shall determine a performance period of one or more years and shall determine the performance objectives for grants of performance units. Performance objectives may vary from participant to participant and between groups of participants, and may be based upon such criteria or combination of factors as our Compensation Committee may deem appropriate.

At the beginning of a performance period, our Compensation Committee shall determine for each participant eligible for performance units the range of dollar values, if any, which shall be paid as an award if the relevant measure of performance for the performance period is met.

 Restricted Stock. Restricted stock may be received by a participant either as an award or as the result of an exercise of an option or stock appreciation rights or as payment for a performance unit. Restricted stock granted under the 2011 Plan shall be subject to a restriction period, after which restrictions shall lapse, commencing on the date of grant of the award and ending on such date or upon the achievement of such performance or other criteria as our Compensation Committee shall determine.

Except as otherwise provided in the 2011 Plan, no shares of restricted stock may be sold, exchanged, transferred, pledged or otherwise disposed of during the restriction period. Our Compensation Committee may require certificates for restricted stock delivered under the 2011 Plan to be held in custody by a bank or other institution or by us until the restriction period expires or the restrictions thereon otherwise lapse.

In addition, our Compensation Committee may require the recipient to deliver a stock power of attorney endorsed in blank relating to the restricted stock as a condition of receipt of restricted stock.

Deferred Stock. Deferred stock may be credited to a participant either as an award, as the result of the exercise of an option or stock appreciation right or as payment for a performance unit. Deferred stock granted under the 2011 Plan will be subject to a deferral period commencing on the date the deferred stock is granted and ending on such date or upon the achievement of such performance or other criteria as our Compensation Committee may determine.

Except as otherwise provided in the 2011 Plan, no deferred stock credited to a participant may be sold, exchanged, transferred, pledged or otherwise disposed of during the deferral period. At the expiration of the deferral period, a participant will be entitled to receive a certificate for the number of shares of stock equal to the number of shares of deferred stock credited to such participant.

Reorganization and Recapitalization

In the event of any recapitalization, reclassification, split up or consolidation of shares of stock, the merger or consolidation of our company or sale by us of all or a substantial portion of our assets, our Compensation Committee may make such appropriate adjustments in the stock subject to awards, including stock subject to purchase by an option, or the terms, conditions or restrictions on stock or awards as our Compensation Committee deems equitable; provided, however, that no such adjustments shall be made on or after the occurrence of a change in control without the effected participant’s consent.

Change in Control

In the event of a change in control of the Company (as defined in the 2011 Plan), participants may elect to be cashed out of their options, and other awards will be converted to their fair market value and paid in cash. On or after the occurrence of a change in control (as defined in the 2011 Plan), the 2011 Plan may not be amended or terminated until all payments under the 2011 Plan are made.

Amendment and Termination of the 2011 Plan

Our Board may at any time amend or terminate the 2011 Plan. The 2011 Plan may also be amended by our Compensation Committee, provided that all such amendments shall be reported to our Board. No amendment shall, without being approved by the affirmative vote of holders of a majority of the shares voted on such amendment at a meeting of the stockholders at which a quorum is present, (1) alter the group of persons eligible for qualified incentive stock options under the 2011 Plan, or (2) increase the maximum number of shares of stock which are available for awards under the 2011 Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an award. Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

Federal Income Tax Consequences

Incentive Stock Options. All incentive stock options to be granted under the 2011 Plan are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended and referred to in this proxy statement as the Code.

Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the issuer of such option will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the common stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount generally equal to the lesser of: (1) gain on the sale or other disposition; or (2) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

The foregoing discussion and the reference to capital gain or loss treatment assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for us. The 2011 Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to us other shares of our common stock owned by the optionee, and Section 422 of the Code provides that an option will continue to be treated as an incentive stock option if it is exercised in such manner. Accordingly, except as noted below with respect to certain “statutory option stock,” an optionee who exercises an incentive stock option in whole or in part in such manner will not recognize any gain or loss upon such exercise. The optionee’s basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee’s cost basis in the shares surrendered. The optionee’s basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

Section 424(c)(3) of the Code provides that if “statutory option stock” is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. The optionee’s basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee’s cost basis in the shares surrendered plus the amount of ordinary income recognized. The optionee’s basis in the additional number of new shares received will be zero plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under Section 422 of the Code.

In general, an option granted under the 2011 Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the “new option” is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option. In addition, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options granted under the 2011 Plan are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any excess over such amount will be deemed to be related to and part of a non-qualified stock option.

Non-Qualified Stock Options. All options granted under the 2011 Plan that do not qualify as incentive stock options are non-qualified stock options not entitled to special tax treatment under Section 422 of the Code. A participant in the 2011 Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. However, under the applicable Treasury Regulations, the non-qualified stock options issued under the 2011 Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the company are actively traded on an established market. We will not have any such actively traded options in the foreseeable future.

Upon the exercise of a non-qualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. We will not be entitled to an income tax deduction with respect to the grant of a non-qualified stock option or the sale of stock acquired pursuant to such grant. We generally will be permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-qualified stock option.

The 2011 Plan permits our Compensation Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to us other shares of our common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price. Thus, the optionee’s basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee’s cost basis in the shares surrendered. The optionee’s basis in the additional number of new shares received will be equal to the amount of ordinary compensation income recognized as the result of the exercise of the option plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

Stock Appreciation Rights and Performance Units. On the exercise of a stock appreciation right or upon the receipt of cash or common stock with respect to a performance unit, the participant will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the stock (determined as of the date of exercise of the stock appreciation right or the date of receipt of cash or common stock with respect to the performance unit, whichever is applicable), if any, received. A 2011 Plan participant will not recognize a loss on the termination of an unexercised stock appreciation right or performance unit received under the 2011 Plan.

Restricted Stock and Deferred Stock. Generally, and except as noted below, the grant of restricted stock or deferred stock is not taxable at the time of the grant. Instead, at the time restricted stock or deferred stock vests or becomes transferable free of a substantial risk of forfeiture, a participant will recognize ordinary income equal to (1) the excess of the fair market value of such restricted stock or deferred stock on the date the shares vest or become transferrable over (2) the price, if any, paid for such restricted stock or deferred stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock or deferred stock, in an amount equal to (1) the excess of the fair market value of the restricted stock or deferred stock on the date of grant over (2) the price, if any, paid for the restricted stock or deferred stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock or deferred stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock or deferred stock before they vest will be taxed to the participant either as additional compensation or, if the participant has made the election described above, as dividend income.

In most cases, the basis in shares acquired upon exercise of a non-qualified option or stock appreciation right or upon an award of restricted stock or deferred stock will be equal to the fair market value of the shares on the employee’s income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date.

As a general rule, we will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards granted under the 2011 Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that we comply with the reporting requirements applicable to the ordinary income recognized by the employee. We will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute “excess parachute payments” pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. We also may not be entitled to a deduction with respect to payments to certain employees to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

General. The 2011 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The preceding discussion is based upon federal tax laws and regulations in effect on the date of this document, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the 2011 Plan and does not purport to be a complete description of all federal income tax aspects of the 2011 Plan. Plan participants may also be subject to state and local taxes in connection with the grant or exercise of options, stock appreciation rights, performance units, restricted stock, deferred stock, or any combination thereof granted under the 2011 Plan and the sale or other disposition of shares acquired upon exercise of the options or otherwise received pursuant to the 2011 Plan. Individuals receiving a grant of options, stock appreciation rights, performance units, restricted stock, deferred stock, or any combination thereof should consult with their personal tax advisor regarding federal, state and local consequences to them of participating in the 2011 Plan.

Impact of Section 409A of the Internal Revenue Code

The tax consequences described above under “Federal Income Tax Consequences” may be impacted by the Congress’ adoption of Section 409A of the Code, which became effective January 1, 2005 and generally applies to (1) all awards granted after December 31, 2004, and (2) the portion of any awards granted prior to January 1, 2005 which had not yet vested as of December 31, 2004. If an award violates Section 409A of the Code, the affected participant’s award and all similar awards of the affected participant made under our other similar plans or arrangements, plus related earnings on such awards, for that year and all preceding years, will be includible in the participant’s gross income to the extent the amounts are not subject to a substantial risk of forfeiture. In addition, the participant will be charged interest (generally from the date that the award vests) at the Internal Revenue Service underpayment rate plus one percent, plus an additional tax equal to 20% of the compensation that is required to be included in gross income. Plans are required to be administered in good faith with Section 409A of the Code until December 31, 2008 and thereafter amended to comply with Section 409A of the Code by December 31, 2008. Therefore, the discussion above does not specifically address the potential impact of Section 409A of the Code on the various awards.

The terms of the 2011 Plan are intended to comply with the requirements of Section 409A of the Code. However, the statutory language of Section 409A of the Code is somewhat ambiguous, and the proper application of certain of its provisions is currently unclear despite the issuance of final regulations by the Treasury. The Treasury has indicated that it intends to issue additional guidance in the future to further clarify the application of Section 409A of the Code. We intend to amend the 2011 Plan, if and as necessary, to conform its provisions to the requirements of Section 409A of the Code as clarified in such additional guidance.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2011 PLAN.

AGENDA ITEM THREE

PROPOSAL TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION THAT AUTHORIZES SHARES OF PREFERRED STOCK AND GRANTS TO THE BOARD OF DIRECTORS THE AUTHORITY TO ISSUE SHARES OF PREFERRED STOCK IN ONE OR MORE SERIES AND TO DETERMINE THE TERMS AND CONDITIONS THEREOF WITHOUT FURTHER SHAREHOLDER APPROVAL

Overview

At the 2011 Annual Meeting, Wegener’s stockholders will be asked to approve an amendment to the Company’s Certificate of Incorporation authorizing 250,000 shares of a new class of stock to be designated as “Preferred Stock,” and authorizing the Board of Directors to issue the shares of Preferred Stock in one or more series, and to set the terms and conditions of the same without further shareholder approval.

The amendment to the Company’s Certificate of Incorporation will provide that 250,000 shares of Preferred Stock of the Company may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

The amendment to the Certificate of Incorporation will provide further that the Board of Directors shall have authority, subject to the limitations prescribed by the General Corporation Law of the State of Delaware,  to authorize the issue of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(1)           The designation of such series;

(2)           The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Company, and whether such dividends shall be cumulative or non-cumulative;

(3)           Whether the shares of such series shall be subject to redemption by the Company and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(4)           The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(5)           Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Company, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchanges;

(6)           The extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise;

(7)           The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(8)           The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Company.

The text of the form of proposed amendment to Wegener’s Certificate of Incorporation is attached to this proxy statement as Appendix B.

Reasons for Authorizing the Company to Issue Preferred Shares.

The Board believes that it is desirable for the Company to have the ability to issue preferred shares, and for the Board of Directors to have authority to issue the shares of Preferred Stock in one or more series, and to set the terms and conditions of the same without further shareholder approval, and that this resolution should be  approved by stockholders for a number of reasons, including:

•
Added Flexibility for Corporate Financing.  Preferred shares are a hybrid security with features of both debt securities and common stock. The availability of preferred shares would allow the Company flexibility as it seeks future financing.   It would, among other things, allow the Company to offer preferred securities, carrying dividend and liquidation preferences, among other attributes, as an incentive for financial support. Preferred shares could be offered as an alternative to debt, or in combination therewith.

•
Ability to Compensate Consultants on a Non-Cash Basis.  The Company would be positioned to offer consultants and advisors shares of preferred stock in compensation for their services, thereby preserving cash for operations and other debt service.

•
Ability to Use for Acquisitions or Mergers.  In the event the Company identifies an attractive acquisition or merger candidate, the Company would have added flexibility to structure a package that included preferred stock as consideration in addition to, or in lieu of, cash.

•	To Exchange for Outstanding Debt Securities. The availability of preferred stock could allow the Company to seek to reduce or restructure debt by offering a preferred equity alternative.

Effects and Risks of the Authorization of Preferred Shares

Dilution to Existing Individual Shareholders. The issuance of any additional shares, common or preferred, would have a dilutive effect on existing shareholders.  The availability of additional free-trading shares could have a direct impact on the price of the Company’s securities.  If, in designating the rights of any series of preferred shares, the Company determines that such shares may be converted into shares of the Company’s common stock, the common stock issued upon that conversion would dilute the outstanding shares and, if freely-tradable, could have an adverse effect on the price and volume of the Company’s shares.

The Issuance of Preferred Shares Could Adversely Affect the Price of the Company’s Common Shares. If preferred shares are issued, they will have rights that are superior to the common shares.  They are likely to have superior rights on such issues as dividends and liquidation.  In addition, they may be convertible into shares of common stock, which would dilute the number of common shares outstanding and could have a negative effect on the stock price.

Board Discretion to Issue Preferred Shares. If the proposed amendment to the Certificate of Incorporation is approved by Wegener’s stockholders, the Board shall have the right, in its discretion, to determine whether and when preferred shares are issued, and the rights and preferences of such shares.  Stockholders would not be able to determine the rights and preferences of such shares.  The alternative would be for the Company to seek stockholder approval of the rights and preferences of a given series of preferred shares at the time the Company seeks to issue shares of that series. Seeking stockholder approval would be impractical because it would take an extended amount of time and cost a substantial amount of money, as the Company would have to comply with the federal proxy rules promulgated by the SEC. Moreover, given that dividend rates associated with preferred shares are closely tied to prevailing market interest rates at the time the shares are issued, a substantial time delay in issuing preferred shares could prevent the Company from taking advantage of a favorable interest rate environment.

Required Vote and Recommendation of the Board of Directors

Approval and adoption of an amendment to Wegener’s Certificate of Incorporation to authorize the Company to issue shares of preferred stock requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares of common stock.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, you are not entitled to dissenter’s rights with respect to the proposed amendment to our Certificate of Incorporation which authorizes 250,000 shares of a new class of stock to be designated as “Preferred Stock,” and authorizes the Board of Directors to issue the shares of Preferred Stock in one or more series and to set the terms and conditions of the same without further shareholder approval.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION THAT AUTHORIZES SHARES OF PREFERRED STOCK.

AGENDA ITEM FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement.  It is anticipated that the SEC will adopt rules for the implementation of this process by early 2011.  In anticipation of such rules, and consistent with the mandate of the Dodd-Frank Act, we are asking our stockholders to vote, on an advisory basis, on the Company’s executive compensation program.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation structure is designed to attract, motivate, and retain our named executive officers, who are critical to our success. This structure is calculated to compensate our named executive officers for their contributions to our growth and profitability and enhancement of stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our board of directors. Our board of directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

AGENDA ITEM FIVE

  ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Agenda Item 5, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this agenda item, our board of directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for the Company.  Therefore, our board of directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our board of directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this agenda item.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the board of directors or the Company in any way, the board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

AGENDA ITEM SIX

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 3, 2010, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) appointed Habif, Arogeti & Wynne, LLP (“Habif, Arogeti & Wynne”) as the Company’s independent registered public accounting firm for fiscal year 2010 and dismissed BDO USA, LLP, formerly known as BDO Seidman, LLP (“BDO USA”) as the Company’s independent registered public accounting firm, effective on that date. The change was motivated by the Company’s desire to reduce audit fees and increase the efficiency of the audit process, while still maintaining the quality of the audit services that the Company receives.

The reports of BDO USA on the financial statements of the Company for the fiscal years ended August 28, 2009 and August 29, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except BDO USA’s audit reports were modified for an uncertainty regarding the Company’s ability to continue as a going concern. In the Annual Reports on Form 10-K filed by the Company for the fiscal years ended August 28, 2009 and August 29, 2008, BDO USA’s audit reports stated that the Company had suffered recurring losses from operations and had a net capital deficiency that raised substantial doubt about the Company’s ability to continue as a going concern.  During the fiscal years ended August 28, 2009 and August 29, 2008 and through June 3, 2010, there were no disagreements between the Company and BDO USA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO USA would have caused them to make reference thereto in their reports on the financial statements for such fiscal years.  During the period described in the preceding sentence, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended August 28, 2009 and August 29, 2008 and through the date of the appointment of Habif, Arogeti & Wynne, neither the Company nor anyone on the Company’s behalf consulted with Habif, Arogeti & Wynne with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Our Audit Committee has selected Habif, Arogeti & Wynne to audit our financial statements for the current fiscal year and proposes that the stockholders ratify this selection at the 2011 Annual Meeting. Management is not aware that such firm nor any of its members or associates has or has had during the past year any financial interest in us, direct or indirect, or any relationship with us other than in connection with their professional engagement.

Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders’ views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of Habif, Arogeti & Wynne are expected to be present at the 2011 Annual Meeting to respond to stockholders’ questions and will have an opportunity to make any statements they consider appropriate.

Principal Accountant Fees and Services. The following is a summary of the fees and expenses billed to us by Habif, Arogeti & Wynne and predecessor BDO USA for professional services rendered for the fiscal years ended September 3, 2010 and August 28, 2009, all of which were approved by our Audit Committee:

Fee Category	Fiscal 2010 Fees*	Fiscal 2009 Fees
Audit Fees	$204,236	$192,550
Audit-Related Fees	—	18,995
Tax Fees	13,750	21,362
All Other Fees	—	—
Total Fees	$217,986	$232,907

*Included in the fiscal 2010 audit fees total was $67,750 billed by BDO USA.

Audit Fees. Consists of fees billed for professional services rendered for the annual audit of our consolidated financial statements and review of the interim consolidated financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for professional services related to due diligence and support services regarding the potential acquisition of Wegener Corporation in fiscal 2009 which was terminated on September 17, 2009.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include meetings and consultation on various tax matters of $2,000 in fiscal 2009.

All Other Fees. None.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee has developed a pre-approval policy for the audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The pre-approval policy is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required periodically to report to our Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date. Our Audit Committee can also pre-approve particular services on a case-by-case basis.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HABIF, AROGETI & WYNNE, LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 2, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

Our Board held four meetings during the fiscal year ended September 3, 2010. During fiscal 2010, each director attended at least 75% of all meetings of our Board and committee(s) on which he or she served.

Director Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy with regard to directors’ attendance at annual meetings, it is our practice historically to hold a meeting of our Board on the same day as each year’s annual meeting of stockholders, and therefore our directors generally attend the annual meeting of stockholders. All of our directors attended the 2010 annual meeting of stockholders, except for Mr. Robert A. Placek.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, executive officers, or control persons has, within the past ten (10) years, been (i) placed in bankruptcy or receivership, (ii) the subject of a criminal proceeding, (iii) the subject of any order, judgment, or decree permanently or temporarily enjoining, suspending, sanctioning or otherwise restricting him or her from engaging in any business practice, including, without limitation, any practice licensed by or registered with any securities or commodities commission; or (iv) found by any court or regulatory authority to have been in violation of any securities or commodities law or regulation or any law or regulation affecting financial institutions.

Board Independence

Our Board presently consists of six members.  Our bylaws provide that the number of members of our Board may be set from time to time by resolution of our Board, consistent with our Certificate of Incorporation. Our Board has determined that Ms. Eagle-Oldson and Messrs. Elliot, Haas and Lococo had no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals are independent as defined by the rules of The Nasdaq Stock Market, referred to in this proxy statement as NASDAQ.   Although our common stock no longer qualifies for listing on The Nasdaq Stock Market, the Board of Directors and its committees intend to comply with such rules as they relate to the independence of directors.

Risk Oversight

Responsibility for risk oversight rests with our full Board of Directors. Committees help the Board carry out this responsibility by focusing on specific key areas of risk inherent in our business.

•
The Audit Committee oversees risks associated with financial and accounting matters, including compliance with legal and regulatory requirements, and the Company’s financial reporting and internal control systems.

•	The Corporate Governance Committee oversees risks associated with corporate governance, including Board structure and director succession planning.

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The Compensation Committee helps ensure that the Corporation’s compensation policies and practices support the retention and development of executive talent with the experience required to manage risks inherent to the business and do not encourage or reward excessive risk-taking by our executives.

The Board receives regular updates from the committees about their activities in this regard and at least annually participates in reviews with management addressing the progress of significant projects and operational activities. Updates are measured against benchmark expectations, all of which reflect identified risk factors and the impact of those identified risks on expected outcomes and results.

Board Leadership Structure

The Company’s bylaws currently require that our Board appoint a lead director from our independent members of the Board.  Currently, our lead director is Thomas G. Elliot. In addition, the Company’s bylaws provide for the positions of Chairman of the Board and Chief Executive Officer. The Board believes the interests of all shareholders are best served at the present time through a leadership model that does not combine the Chairman and CEO positions.  Accordingly, Robert A. Placek is the Chairman of the Company while C. Troy Woodbury, Jr. is our CEO.  The Board believes that having both a lead director and a Chairman who is not also CEO provides an appropriate counterbalance to the power and authority that naturally accompanies any CEO position, including ours.

Our lead director has been a chairman, director and committee member at three cable industry trade organizations, and has over ten years of experience on the Company’s Board and various Board committees.  Our Chairman has extensive executive level experience, with over 30 years experience at the Company, having served as our President and Chief Executive Officer for over twenty years.  He also has served on the Company’s  Board for over twenty years, and has been Chairman of the Board  since 1995..  He has over forty years experience in the satellite communications industry.

Our CEO possesses an in-depth knowledge of the Company, its integrated, multinational operations, the evolving telecommunications industry, and the array of challenges to be faced, gained through over twenty years of successful experience in progressively more senior positions, including as Chief Financial Officer of the Company for over twenty years.  The Board believes that these experiences and other insights put our CEO in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to our shareholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management.

Four of the Company’s six directors are independent directors.  Only our CEO and Chairman are not. Importantly, 100 percent of the Audit, Corporate Governance, and Compensation Committees are independent. Each independent director has access to the CEO and other Company executives on request; may call meetings of the independent directors; and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.

Stockholder Communications with the Board of Directors

Our Board has implemented a process for stockholders to send communications to the Board. Any stockholder desiring to communicate with our Board, or with specific individual directors, may do so by writing to our Secretary at 11350 Technology Circle, Johns Creek, Georgia 30097. Our Secretary shall promptly forward all such communications to the Board or such individual directors.

Committees of the Board of Directors

Our Board has a standing Audit Committee, a standing corporate governance and nominating committee, and a standing compensation and incentive plan committee.

Audit Committee

Our Audit Committee is composed of Ms. Eagle-Oldson, Chairperson, and Messrs. Elliot, Lococo and Haas, and held five meetings during the fiscal year ended September 3, 2010. The members of our Audit Committee are independent, as such term is defined by NASDAQ rules. The function of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements, and to perform such other functions as described in our Audit Committee charter. Our Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent registered public accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent registered public accountants; and considers significant accounting methods adopted or proposed to be adopted.

Our Board has determined that Phylis Eagle-Oldson qualifies as an “Audit Committee financial expert,” as such term is defined by the SEC. Ms. Eagle-Oldson is “independent” as that term is defined under the rules of NASDAQ. Our Board has also determined that each current member of our Audit Committee has past employment experience or background which results in such individual’s financial sophistication as required by NASDAQ, including, but not limited to, the ability to understand generally accepted accounting principles, which is referred to in this proxy statement as GAAP, financial statements and internal controls and procedures, as well as the ability to assess the general application of GAAP. Each member of our Audit Committee understands Audit Committee functions, and our Board believes that the members of our Audit Committee possess the requisite knowledge and experience to adequately perform their duties under our Audit Committee charter.

Our Board has adopted a written charter for our Audit Committee, a copy of which is posted on our website at www.wegener.com.

Corporate Governance and Nominating Committee

Our Corporate Governance Committee is composed of Mr. Elliot, Chairman, and Messrs. Haas and Lococo, and held one meeting during the fiscal year ended September 3, 2010. The members of our Corporate Governance Committee are independent, as such term is defined by Nasdaq rules. The initial charge to the committee by our Board was to review and make recommendations to our board regarding our stockholder rights agreement. Our Board has approved and delegated the following additional authorities and responsibilities to the Corporate Governance Committee, which include, but are not limited to:

(1) to lead the search for individuals qualified to become members of our Board and to recommend director nominees to be presented at the annual meeting of stockholders;

(2) to review our Board’s committee structure and to make recommendations to our Board with respect to committee structure and the composition of the committees;

(3) to develop and recommend to our Board a set of corporate governance guidelines to be reviewed by the committee not less frequently than annually;

(4) to review periodically our bylaws and recommend any changes thereto;

(5) to develop and make recommendations to our Board regarding an annual board of directors self-evaluation process;

(6) to review on an annual basis director compensation for service on our Board and committees; and

(7) in its discretion, to retain any outside professional person or firm to assist the committee in carrying out its duties and responsibilities. See also “Nomination of Directors.”

Compensation and Incentive Plan Committee

Our Compensation Committee is composed of Mr. Haas, Chairman, Ms. Eagle-Oldson and Mr. Lococo, and held three meetings during the fiscal year ended September 3, 2010. The functions of our Compensation Committee are: to consider and approve, or make recommendations to our Board with respect to, compensation arrangements for our senior management and the adoption of any benefit plans in which officers and directors are eligible to participate; and to recommend the key employees who received awards under our 1998 Incentive Plan and the 2010 Incentive Plan and who will receive awards under our 2011 Plan if it is approved by our stockholders, the award amount or number of shares of stock to be granted, and the terms and conditions of each award. See also “Executive Compensation – Compensation Discussion and Analysis – Role of Compensation Committee.”

Our Board has adopted a written charter for our Compensation Committee, a copy of which is posted on our website at www.wegener.com.

Nomination of Directors

Criteria for Nomination to the Board of Directors and Diversity

Our Board has appointed a separately constituted Corporate Governance Committee and has adopted corporate governance guidelines recommended by the committee. The committee does not presently have a charter, but will follow and be responsible for implementation of most of the guidelines. The guidelines have been posted on our website. See also “Corporate Governance and Nominating Committee” for a description of the committee’s duties and responsibilities. Our Corporate Governance Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from our directors and officers. The Corporate Governance Committee considers director nominees for election to our Board and makes nominee recommendations to our Board. Generally, director nominees shall be persons of sound ethical character, be able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful business experience and an understanding and appreciation of the major business issues facing us. In addition, our corporate governance guidelines and the qualification criteria adopted by the Board specify that the corporate governance and nominating committee should consider the value of diversity on our Board in the director nominee identification and nomination process. Accordingly, the Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. Nominees are not discriminated against on the basis of race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. Absent special circumstances, upon the recommendation of the Committee, our Board will continue to nominate qualified incumbent directors whom the directors believe will continue to make important contributions to our Board.

Our Corporate Governance Committee will consider for possible nomination qualified nominees recommended by stockholders. Stockholders who wish to propose a qualified nominee for consideration shall submit complete information as to the identity and qualifications of that person to our Secretary at 11350 Technology Circle, Johns Creek, Georgia 30097. Our bylaws provide that no nomination submitted by a stockholder will be submitted to a stockholder vote at an annual meeting unless our Secretary has received written notice of the nomination on or prior to the date which is 60 days prior to the first anniversary of the date on which we first mailed proxy materials for the prior year’s annual meeting. Such notice must include the following:

(1) the name and address of the nominating stockholder;

(2) a representation that the stockholder is one of our stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by our Board;

(4) a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(5) the written consent of each nominee to serve as one of our directors if so elected; and

(6) such other information as may be required by applicable law or regulation.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of the members of our Compensation Committee is or has been one of our officers or employees. There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this proxy statement.

Code of Ethics

We have adopted a code of business conduct and ethics which is applicable to all of our directors, officers and employees and the directors, officers and employees of our subsidiaries. A copy of our code of business conduct and ethics has been filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended August 29, 2003 and such code is posted on our website at www.wegener.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, certain officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of changes in ownership of our common stock held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To the our knowledge, based solely on a review of copies of such reports furnished to us and representations that no other reports were required, during fiscal 2010, with the exception of one late filing of Form 3, all Section 16(a) filing requirements were complied with by its officers, directors and greater than 10% stockholders.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

Our compensation program for our named executive officers is designed to achieve the following objectives:

•	reward executive officers for their contributions to our growth and profitability and enhancement of stockholder value;

•	recognize individual initiative, leadership and achievement; and

•	provide competitive compensation that will attract and retain qualified executives.

Role of Compensation and Incentive Plan Committee

Our Compensation Committee operates under a written charter adopted by our Board. Our Compensation Committee has several duties and responsibilities, including the following:

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establish a compensation policy for executives designed to (i) enhance the profitability of the Company and increase stockholder value, (ii) reward executive officers for their contribution to the Company’s profitability and for increases in stockholder value, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives;

•	review competitive practices and trends to determine the adequacy of our executive compensation program;

•	review and consider participation and eligibility in the various components of the total executive compensation package;

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annually review and approve corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluate our Chief Executive Officer’s performance and recommend to our Board the Chief Executive Officer’s compensation based on such evaluation;

•	annually review and make recommendations to our Board with respect to the compensation of other executive officers and directors;

•	approve employment contracts, change in control provisions and other agreements;

•	approve and administer cash incentives and similar compensation plans for executives, and oversee performance objectives and the funding for executive incentive plans;

•	review matters relating to management succession;

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make recommendations for board of director approval with respect to incentive compensation plans and equity-based incentive plans, and administer such plans by establishing policies and criteria for granting awards, and reviewing and approving the grants of awards in accordance with such policies and criteria;

•	if appropriate, hire experts in the field of executive compensation to assist the committee with its evaluation of director, Chief Executive Officer or senior executive compensation;

•	prepare annual reports for our proxy statement;

•	periodically review executive supplementary benefits; and

•	periodically review and assess as necessary the adequacy of the committee’s charter and recommend any proposed changes to our Board for approval.

The Committee annually determines whether the Company’s compensation policies and practices could result in inappropriate risk-taking. Based on its assessment, the Committee does not believe that the Company’s compensation policies and practices create any material adverse risks for the Company.

For additional information on the duties and responsibilities of our Compensation Committee, see our Compensation Committee charter available on our website at www.wegener.com.

Compensation Process

Our present Compensation Committee will review and administer our compensation program for our named executive officers. As part of that process, our Compensation Committee will review competitive practices and trends to determine the adequacy of our executive compensation program. Our Compensation Committee will also annually review and approve corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluate our Chief Executive Officer’s performance in light of those goals and objectives, and recommend to our Board the Chief Executive Officer’s compensation based on that evaluation. For our other named executive officers, our Compensation Committee will annually review and make recommendations to our Board with respect to compensation.

During the 2010 fiscal year, our Compensation Committee held three meetings. The compensation paid to our named executive officers did not change during that fiscal year.  In the 2008 fiscal year, our Compensation Committee granted base salary increases to Ned L. Mountain and C. Troy Woodbury, Jr. During the 2006 and 2007 fiscal years, our Compensation Committee did not hold any meetings; therefore, the compensation paid to our named executive officers did not change during those fiscal years. In addition, our named executive officers have not received stock options during the prior four fiscal years and have never received more than minimal year-end bonuses.

Total Compensation and Components of Compensation

Total compensation for our named executive officers primarily consists of (1) an annual base salary, (2) a discretionary annual cash bonus, and (3) incentive awards under our incentive plan. We also provide our named executive officers with minimal perquisites and personal benefits. In addition, we ceased making contributions to the 401(k) plan accounts of our named executive officers during the fourth quarter of fiscal 2009, but continue to provide them with the ability to contribute a portion of their earnings to our 401(k) plan. Our 401(k) plan is available generally to all of our employees.

We believe that the appropriate level of compensation is a combination of what is competitive in the market and what is appropriate for the individual employee. The performance of each of our named executive officers is reviewed by our Compensation Committee in light of our overall company performance and our prospects. Our Compensation Committee also reviews the components of our named executive officers’ compensation, including salary, bonus, equity incentive compensation, unrealized stock option gains (if any), the dollar value to our named executive officers of any perquisites, payments on behalf of our named executive officers under our 401(k) plan and potential obligations under the retention agreements, to determine whether the level of total compensation and the mix of the components of compensation are aligned with our compensation objectives.

Our Compensation Committee does not assign relative weights to factors considered in setting total compensation, but rather considers all factors as a whole. In addition, there is not a pre-established target for the allocation between either cash and non-cash compensation or short-term and long-term incentive compensation. Our future compensation policies will be developed in light of our profitability and with the goal of rewarding members of management for their contributions to our success.

Base Salary

The base salaries for our named executive officers have been set at levels intended to be competitive with comparable companies in the satellite telecommunications industry. Since it is the most significant portion of compensation paid to our named executive officers, the base salaries must be sufficient to attract and retain qualified executives. In the past, our Compensation Committee and Board reviewed benchmark data for compensation and employee benefit programs contained in Culpepper™ Compensation and Benefits Surveys, as published by Culpepper and Associates, Inc. Culpepper and Associates produces compensation surveys with data on a full range of employment positions in information technology, technology and life science organizations. Our Compensation Committee and Board reviewed surveys which encompassed companies of comparable size and revenue ranges operating in the Southeastern United States. The information reviewed indicated that the compensation levels of our named executive officers are within the lower range of compensation paid by comparable situated companies.

Annual base salary adjustments are based on the executive officer’s performance, which is the primary factor, as well as our overall performance, and the executive officer’s experience, skills and responsibility. In fiscal 2008, our Compensation Committee granted base salary increases of 5.5% and 7.3% to Ned L. Mountain and C. Troy Woodbury, Jr., respectively. No changes were made in the base salaries paid to our named executive officers in fiscal 2010, 2009, 2007 and 2006.

Bonus

We currently do not have a cash incentive bonus program. Based on our overall company performance during the past few years, our named executive officers have received only minimal year-end holiday bonuses which were identical to the bonuses paid to all of our other employees. However, no bonuses were paid in December 2009.  In the future, cash incentive bonuses will be subject to our Compensation Committee’s determination to recommend bonuses to our Board, if deemed appropriate by the committee.

Long-Term Incentive Compensation

Although we primarily rely on cash compensation to reward and retain our named executive officers, we do occasionally use equity-based incentives to provide long-term incentives and rewards. Our long-term incentive plan is designed to motivate and reward our named executive officers for enhancing our profitability and increasing our stockholder value. Generally, we believe that providing executive officers with the opportunity to acquire stakes in our growth and prosperity through grants of equity should enable us to attract and retain executives with superior management abilities that are essential to our future success. Historically when such awards were granted, we typically utilized our 1998 Incentive Plan. The 2010 Incentive Plan and the 2011 Incentive Plan, if approved by our stockholders, will be utilized to grant any future long-term incentive awards.  Awards have historically been made at the discretion of our Compensation Committee based on our overall company performance and individual performance. There have been  no awards of stock options or common stock to any of our named executive officers since fiscal 2005 through fiscal 2010.  On December 6, 2010, awards were granted pursuant to the 2010 Incentive Plan. See the discussion contained below in the “Summary of Compensation Table for Fiscal 2009 and 2010” section.

Perquisites and Personal Benefits

Our named executive officers receive additional compensation that consists of automobile allowances. See “Executive Compensation – Summary Compensation Table for Fiscal 2009 and 2010” for the aggregate incremental cost to us during fiscal 2010 of such benefits.

Retention Agreements

We have entered into retention agreements with two of our named executive officers pursuant to which they will be entitled to receive specified severance payments in the event of a change of control of our company and the occurrence of certain other conditions specified in the agreements. See the section entitled “Retention Agreements” for a discussion of the terms of the retention agreements. We believe that the retention agreements are necessary to maintain stability among our executive group and that the terms of the agreements are reasonable.

Equity Ownership Guidelines

We have an ownership philosophy, rather than a formal policy, regarding equity ownership by our named executive officers. The objectives of our philosophy are to instill an ownership mindset among our executive officers and to align the interests of our executive officers with the interests of our stockholders.

Deductibility of Executive Compensation

As part of its role, our Compensation Committee will review and consider the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, as amended, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. It is our Compensation Committee’s policy that the compensation paid to executive officers qualifies for deductibility under Section 162(m). Due to the modest levels and types of compensation paid to our named executive officers, the deductibility of executive compensation under Section 162(m) has not been a material consideration for our Compensation Committee to date.

Accounting for Share-Based Compensation

Share-based compensation awards are valued in accordance with Financial Standards Accounting Board ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”) Assumptions used in the calculation of these amounts are included in Note 2 Summary of Significant Account Policies-Share-Based Compensation to our fiscal year 2010 consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on November 15, 2010. See the discussions contained below in the “Summary of Compensation Table for Fiscal 2009 and 2010” and “Director Compensation Table” sections related to awards granted December 6, 2010.

Summary Compensation Table for Fiscal 2009 and 2010

The following table provides certain information for the fiscal years ended September 3, 2010 and August 28, 2009, concerning compensation earned for services rendered in all capacities by our principal executive officer, principal financial officer and other executive officers during the fiscal years ended September 3, 2010 and August 28, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert A. Placek(2),	2010	98,703	—	—	—	—	—	899	99,602
Chairman of the Board	2009	155,660	—	—	—	—	—	12,164	167,824

C. Troy Woodbury, Jr. (2),	2010	129,532	—	—	—	—	—	1,333	130,865
President and Chief Executive Officer	2009	134,514	—	—	—	—	—	9,452	143,966

James T. Traicoff (2),	2010	91,910	—	—	—	—	—	—	91,910
Chief Financial Officer and Treasurer	2009	95,445	—	—	—	—	—	4,949	100,394

Ned L. Mountain(2),	2010	—	—	—	—	—	—	—	—
President and Chief Operating Officer of WCI	2009	140,193	—	—	—	—	—	10,626	150,819

(1)
Represents use of company automobile and amounts contributed by us pursuant to our 401(k) plan as follows: For 2010 – Robert Placek, $899 for the use of Company automobile; C. Troy Woodbury, $1,333 for use of Company automobile.  For 2009 - Robert Placek $3,638 for the use of company automobile and $8,526 for 401(k) plan; C. Troy Woodbury, Jr. $2,477 for use of company automobile and $6,975 for 401(k) plan; and Ned L. Mountain $3,357 for use of company automobile and $7,269 for 401(k) plan.

(2)
Effective October 9, 2009, C. Troy Woodbury, Jr. replaced Robert A. Placek as President and Chief Executive Officer of Wegener Corporation and WCI.  Mr. Placek remains Chairman of the Board of Wegener Corporation and WCI.  On that same date, James T. Traicoff was appointed Chief Financial Officer and Treasurer of Wegener Corporation.  Effective October 13, 2009, Ned L. Mountain resigned as a member of the board of directors of Wegener Corporation and effective October 16, 2009, resigned as President and Chief Operating Officer of WCI.

The salary amounts for fiscal 2010 and 2009 reflect a company-wide reduction in paid working hours by approximately 10% beginning in January 2009. Current annual base salaries in effect are as follows: Robert A. Placek- $89,539; C. Troy Woodbury, Jr.- $143,924; and James T. Traicoff- $102,122.

Our named executive officers are entitled to all benefits generally made available to our employees, including the eligibility to participate in our 401(k) plan. Our 401(k) plan is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, referred to in this proxy statement as the Code.

No options were granted to named executive officers during the fiscal year ended September 3, 2010 under our 2010 Incentive Plan., and no options were exercised during fiscal 2010.  However, on December 6, 2010, pursuant to the 2010 Incentive Plan, the Compensation Committee authorized the issuance to all eligible employees of the Company, including three named executive officers, common stock options to purchase an aggregate of 563,700 shares of common stock and issued equally to the four non-employee members of the Board common stock options to purchase an aggregate of 100,000 shares of common stock. The stock options are exercisable at an exercise price of $0.125 and in the case of one named executive officer, at an exercise price of $0.1375. The options vest upon issuance and expire five years from the date of issuance. In addition, 500,000 shares of restricted common stock were granted to two executive officers.  Such shares may not be sold until a six-month restricted period expires.  C. Troy Woodbury Jr., Chief Executive Officer, was issued 400,000 shares of restricted common stock and granted a stock option for 100,000 shares of common stock at the exercise price of $0.125 per share.  James T. Traicoff, Chief Financial Officer, was issued 100,000 shares of restricted common stock and granted a stock option for 75,000 shares of common stock at the exercise price of $0.125 per share. Robert A. Placek, Chairman of the Board, was granted a stock option for 25,000 shares of common stock at the exercise price of $0.1375 per share. The aggregate grant date fair value of the awards granted to each named executive officer were calculated in accordance with ASC.718 as follows: C. Troy Woodbury, Jr. - common stock award $7,300, restricted stock award $50,000; James Traicoff - common stock award $5,475, restricted stock award $12,500; and Robert A. Placek - common stock award $1,750. In addition, a tax reimbursement bonus related to the restricted stock awards was granted to C. Troy Woodbury, Jr. in the amount of $24,939 and to James Traicoff in the amount of $7,380.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table provides certain information concerning the outstanding equity awards for each named executive officer as of September 3, 2010.

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert A. Placek(2)	50,000	—	—	2.21	12/15/2013	—	—	—	—
	153,000	—	—	1.29	7/22/2015	—	—	—	—
	84,150	—	—	1.00	1/22/2012	—	—	—	—

C.C. Troy Woodbury, Jr. (2)	25,000	—	—	2.21	12/15/2013	—	—	—	—
	69,575	—	—	1.00	1/22/2012	—	—	—	—
	20,000	—	—	.84	3/04/2012	—	—	—	—

(1)	All options are 100% vested.
(2)
Effective October 9, 2009, C. Troy Woodbury, Jr. replaced Robert A. Placek as President and Chief Executive Officer of Wegener Corporation and WCI.  Mr. Placek remains Chairman of the Board of Wegener Corporation and WCI.  On that same date, James T. Traicoff was appointed Chief Financial Officer and Treasurer of Wegener Corporation.

Retention Agreements

On May 2, 2003, following the approval and recommendation of a committee of our Board consisting solely of independent directors, we entered into retention agreements with each named executive officer and certain other key employees. The retention agreements entitle our named executive officers, upon the occurrence of certain events, to certain severance payments. Under the terms of the retention agreements, a change in control generally means the following:

•	any person who is or becomes the beneficial owner of our securities representing 20% of more of the combined voting power of our then outstanding securities; or

•
during any period of two consecutive years, individuals who at the beginning of such period constitute our board of directors and any new director whose election by our board of directors or nomination by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were director at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our board of directors; or

•
the consummation of a merger or statutory share exchange of us with any other corporation, other than (1) a merger or statutory shares exchange that would result in our voting securities outstanding immediately prior thereto continuing to represent, in combination with the ownership of any trustee or other fiduciary holding securities under one of our employee benefit plans, at least 75% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or statutory share exchange, or (2) a merger of statutory share exchange effected to implement our recapitalization in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or

•	our stockholders approve a plan for our complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets.

Under the terms of the retention agreements, a potential change in control generally means the following:

•	we enter into an agreement, the consummation of which would result in the occurrence of a change in control;

•	we or any person publicly announce an intention to take or to consider taking action which, if consummated, would constitute a change in control;

•
any person who is or becomes the beneficial owner of our securities representing 10% or more of the combined voting power of our then outstanding securities, increases such person’s beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date of the retention agreements; or

•	our board of directors adopts a resolution to the effect that, for purposes of the retention agreements, a potential change in control has occurred.

Upon the termination of the executive’s employment following a change in control we must pay the executive certain severance payments (as discussed below), unless the termination is (1) by us for cause, (2) by reason of death, disability or retirement, or (3) by the executive without good reason. If a termination occurs prior to a change in control, but following a potential change in control in contemplation of and relating to such change in control, such termination shall be deemed to have followed a change in control and to have been (1) by us without cause if the executive’s employment is terminated without cause at the direction of such person, or (2) by the executive with good reason if the executive terminates his employment with good reason and the act which constitutes good reason occurs following such potential change in control and at the direction of such person.

On September 29, 2008, we entered into an agreement, referred to in this proxy statement as the amended agreement, with one of our named executive officers, C. Troy Woodbury, Jr., who at that time was our Chief Financial Officer but is now our Chief Executive Officer. On September 29, 2008, we also entered into an agreement, referred to in this proxy statement as the new agreement, with one of our named executive officers, Robert A. Placek, who at that time was President and Chief Executive Officer of Wegener Corporation and WCI. Under the new agreement, the retention agreement with Mr. Placek entered into on May 2, 2003 was terminated. The new agreement, however, with Mr. Placek was itself terminated in connection with his resignation as President and Chief Executive Officer of Wegener Corporation and WCI on October 9, 2009.

The amended agreement with Mr. Woodbury amends provisions of the retention agreement entered into on May 2, 2003. Under the amended agreement, Mr. Woodbury has agreed to: (1) reduce the effective term of his retention agreement from 36 months to 24 months following a change in control; (2) resign from our board of directors or any board of directors of any of our subsidiaries, upon termination of employment and entitlement of payments under his retention agreements, if requested to do so by the Chairman of our board of directors; (3) reduce the size of his severance payment entitlement from 2.5 times annual base salary to 1.5 times annual base salary; (4) eliminate his entitlement to have us buy his options upon termination; and (5) reduce his period of entitlement to certain fringe benefits from 30 months to 18 months following termination of employment. All other provisions of the retention agreement remain unchanged.

The severance payments under the amended agreement for Mr. Woodbury include the following:

•
In lieu of further salary payments for periods subsequent to the date of termination and in lieu of any severance benefit otherwise payable, we must pay to the executive a lump sum severance payment, in cash, equal to the sum of: (1) the higher of (a) 1.5 times the executive’s annual base salary in effect immediately prior to the occurrence of the event upon which the notice of termination is based, or (b) 1.5 times the average of the executive’s annual base salary for the three years immediately prior to the occurrence of the event upon which the notice of termination is based; and (2) the higher of (a) 1.5 times the amount paid to the executive as an annual discretionary bonus in the year preceding the year in which the date of termination occurs, or (b) 1.5 times the average annual discretionary bonus paid to the executive in the three years preceding that in which the date of termination occurs; and

•
A lump sum amount, in cash, equal to the sum of (1) any annual discretionary bonus which has been allocated or awarded to the executive for a completed fiscal year preceding the date of termination but has yet been paid, and (2) a pro rata portion of an annual discretionary bonus for the fiscal year in which the date of termination occurs; and

•
For an 18 month period after the date of termination, we must arrange to provide the executive with life, disability, accident and health insurance benefits substantially similar to those which the executive is receiving immediately prior to the notice of termination.

The severance payments under the agreement for James T. Traicoff, our Chief Financial Officer and Secretary,  include the following:

•
In lieu of further salary payments for periods subsequent to the date of termination and in lieu of any severance benefit otherwise payable, we must pay to the executive a lump sum severance payment, in cash, equal to the sum of: (1) the higher of (a) 1.0 times the executive’s annual base salary in effect immediately prior to the occurrence of the event upon which the notice of termination is based, or (b) 1.0 times the average of the executive’s annual base salary for the three years immediately prior to the occurrence of the event upon which the notice of termination is based; and (2) the higher of (a) 1.0 times the amount paid to the executive as an annual discretionary bonus in the year preceding the year in which the date of termination occurs, or (b) 1.0 times the average annual discretionary bonus paid to the executive in the three years preceding that in which the date of termination occurs; and

•
A lump sum amount, in cash, equal to the sum of (1) any annual discretionary bonus which has been allocated or awarded to the executive for a completed fiscal year preceding the date of termination but has yet been paid, and (2) a pro rata portion of an annual discretionary bonus for the fiscal year in which the date of termination occurs; and

•
For a 12 month period after the date of termination, we must arrange to provide the executive with life, disability, accident and health insurance benefits substantially similar to those which the executive is receiving immediately prior to the notice of termination.

The payments must be made not later than the fifteenth day following the date of termination. In the event that any payment or benefit received by the executive in connection with and contingent on a change of control or the termination of the executive’s employment would not be deductible by us as a result of Section 280G of the Code, then, to the extent necessary to make the remaining portion of the payments deductible, the cash severance payments, to the extent still unpaid, will be reduced, all other non-cash severance payments, to the extent still unfurnished, will be reduced, and the executive will have no right to receive any payment or benefit in excess of those payments or benefits provided as reduced. We must also pay to the executive all legal and accounting fees and expenses incurred by the executive as a result of a termination that entitles the executive to severance payments.

Assuming (1) a change of control occurred on September 3, 2010, (2) the termination was by us without cause, (3) the termination was not by reason of death, disability or retirement, and (4) the termination was not by the named executive officer without good reason, the estimated payments would have been as follows:

Name	Lump Sum for Salary ($)	Lump Sum for Bonus Amounts ($)	Insurance ($)	Total ($)

C. Troy Woodbury, Jr.	215,886	250	14,988	231,124

James T. Traicoff	102,122	167	10,540	112,829

Director Compensation Table

The following table provides certain information concerning compensation for each non-employee director during the fiscal year ended September 3, 2010.  Robert A. Placek and C. Troy Woodbury, Jr., both of whom are members of our Board, have been omitted from this table since they receive no compensation for serving on our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Thomas G. Elliot	7,800	—	—	—	—	—	7,800

Stephen J. Lococo	9,600	—	—	—	—	—	9,600

Phylis A. Eagle-Oldson	9,300	—	—	—	—	—	9,300

Jeffrey J. Haas	10,200	—	—	—	—	—	10,200

(1)
Refer to “Financial Statements – Notes to Consolidated Financial Statements” included in our annual report on Form 10-K filed on November 15, 2010 for the relevant assumptions used to determine the valuation of our option awards.

(2)
The following are the aggregate number of options awards outstanding that have been granted to each of our directors as of September 3, 2010: Mr. Elliot 313,800; Mr. Lococo 6,000; Ms. Eagle – Oldson 22,000; Mr. Haas 6,000.

Each non-employee director is paid an annual retainer of $5,000, and for each meeting of our Board or any committee of our Board on which a non-employee director serves, such director is paid $1,000 for attendance in person and $300 for attendance by telephone conference. In addition, non-employee directors receive $300 for attending, whether in person or telephonically, any meeting of any working group of any committee of our Board.  Directors are also reimbursed for reasonable out-of-pocket expenses. Pursuant to our 1998 Incentive Plan, each non-employee director has in the past received an option to purchase 3,000 shares of common stock on the last business day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years. On January 1, 2008, our 1998 Incentive Plan expired. The 2010 Plan does not include such a provision.

On December 6, 2010, pursuant to the 2010 Incentive Plan, the Compensation Committee authorized the issuance of common stock options to purchase 25,000 shares of stock to each of the four non-employee directors. The stock options are exercisable at an exercise price of $0.125, vest upon issuance and expire five years from the date of issuance. The aggregate grant date fair value of each of the awards was $1,825.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN
CONTROL PERSONS

David M. Placek is a Manager of Embedded Development employed by WCI. David M. Placek is the son of Robert A. Placek, Chairman of our Board and our former President and Chief Executive Officer. During the fiscal year ended September 3, 2010, David M. Placek received the following compensation from WCI: base annual salary of $81,875.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving any transactions with related persons. Any financial transaction with any officer or director, or any immediate family member of any officer or director, would need to be approved by our Audit Committee prior to our company entering into such transaction. To assist us in identifying any transactions with related persons, each year we submit and require our officers and directors to complete questionnaires identifying any transactions with us in which any of our officers or directors, or their immediate family members, have an interest.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report, and the Compensation and Incentive Plan Committee Report shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

For the fiscal year ended September 3, 2010, our Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the independent registered public accountants the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and has received the written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants the independence of the independent registered public accountants. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements for fiscal 2010 be included in our annual report on Form 10-K for filing with the SEC.

Phylis A. Eagle-Oldson, Chairperson
Thomas G. Elliot
Stephen J. Lococo
Jeffrey J. Haas

COMPENSATION AND INCENTIVE PLAN COMMITTEE REPORT

The compensation and incentive plan committee is responsible for the review and determination of the compensation of our Chief Executive Officer and our other executive officers.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management. Based upon such review and discussion, the compensation and incentive plan committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Jeffery J Haas, Chairman
Phylis A. Eagle-Oldson
Steven J. Lococo

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND
REPORT ON FORM 10-K

Additional information concerning us, including our financial statements, is provided in our 2010 annual report to stockholders (which includes our annual report on Form 10-K) that accompanies this proxy statement. Our annual report on Form 10-K for the year ended September 3, 2010, as filed with the SEC, is available to stockholders who make a written request therefore to Mr. James T. Traicoff, Chief Financial Officer, at our offices located at 11350 Technology Circle, Johns Creek, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of our expenses in furnishing such documents. These documents and other information may also be accessed from our website at www.wegener.com.

STOCKHOLDERS’ PROPOSALS FOR 2012 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at our annual meeting consistent with the regulations of the SEC. Proposals by stockholders intended to be presented at the 2012 annual meeting must be received by us no later than August 20, 2011 in order to be included in our proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Johns Creek, Georgia 30097. In connection with the 2011 Annual Meeting, if we did not receive notice of a matter or proposal to be considered by August 20, 2010, then the persons appointed by our Board to act as the proxies for such annual meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the annual meeting, if such matter or proposal is raised at that annual meeting. Any such proposals must comply in all respects with the rules and regulations of the SEC.

GENERAL

The cost of this proxy solicitation will be paid by us. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of our officers, directors or regular employees who will not be specially compensated for such solicitation. We will also pay the cost of supplying necessary additional copies of the solicitation material and our annual report to stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, we will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

By Order of the Board of Directors,

/s/ James T. Traicoff
James T. Traicoff
Secretary

December 21, 2010

APPENDIX A

WEGENER CORPORATION

2011 INCENTIVE PLAN

EFFECTIVE DATE: JANUARY 1, 2011

WEGENER CORPORATION

2011 INCENTIVE PLAN

EFFECTIVE: JANUARY 1, 2011

Table of Contents

WEGENER CORPORATION
2011 INCENTIVE PLAN
EFFECTIVE DATE: JANUARY 1, 2011

1.	Purpose.
The Wegener Corporation 2011 Incentive Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of Wegener Corporation and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to Key Employees (as hereinafter defined), whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of common stock of the Company (subject to such restrictions as the Board or Committee may determine or as provided herein), performance units or stock appreciation rights payable in such stock or cash, or incentive or nonqualified stock options to purchase such stock, or any combination of the foregoing, all as the Board or Committee may determine.

2.	Definitions.
When used herein, the following terms shall have the following meanings:

“Award” means an award granted to any Eligible Participant or Key Employee in accordance with the provisions of the Plan in the form of Options, SARS, Restricted Stock, Deferred Stock or Performance Units, or any combination of the foregoing.

“Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 10 to receive the amount, if any, payable under the Plan upon the death of an Eligible Participant or Key Employee.

“Board” means the Board of Directors of the Company.

“Change in Control Event” shall be as defined in Code §409A (as such Section shall be amended and further explained from time to time), which generally provides as set forth below.

(a) Change in Ownership. The acquisition by any individual, entity or group (a “Person”) of ownership of stock of the Company that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. However, if any Person is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person is not considered to cause a change in ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph. This paragraph applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction.

(b) Change in Effective Control. (i) The acquisition by any individual, entity or group during the 12-month period ending on the date of the most recent acquisition by such Person, of ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company; or (ii) the replacement of a majority of members of the Board during any 12-month period by directors whose appointment or election is not endorsed by two-thirds ( 2/3) of the members of the Board prior to the date of the appointment or election.

A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a “Change in Ownership” or “Change in Ownership of a Substantial Portion of the Company’s Assets.” If any one Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person is not considered to cause a change in the effective control of the Company (or to cause a “Change in Ownership” of the Company within the meaning of this Section).

(c) Change in Ownership of a Substantial Portion of Assets. The acquisition by any Person during the 12-month period ending on the date of the most recent acquisition by such Person, of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s). For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

In the event of any conflict between the summary contained in this Section and the definition of “Change in Control” as defined in Code Section 409A, Code Section 409A shall govern. No Change in Control Event shall be deemed to have occurred in the event of a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer, within the meaning of IRS Notice 2005-1, Q&A-14(b).

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered).

“Committee” means the Committee, if any, appointed by the Board pursuant to Section 11. If no Committee is appointed by the Board, the Board shall function as and in place of the Committee.

“Company” means Wegener Corporation and its successors and assigns.

“Deferred Stock” means Stock credited to an Eligible Participant or Key Employee under the Plan subject to the requirements of Section 8 and such other restrictions as the Committee deems appropriate or desirable.

“Eligible Participant(s)” shall mean directors, officers, Key Employees of the Company and its subsidiaries, consultants, advisors and other persons who may not otherwise be eligible to receive qualified incentive stock options under Section 422 of the Code.

“Fair Market Value” shall mean:

(a) if the Stock is actively traded on any national securities exchange, the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange selected by the Committee on which the shares of Stock are then traded; or

(b) if the shares of Stock are not actively traded on any such national securities exchange, the average of the closing high “bid” and low “asked” prices for the shares of Stock on the over-the-counter market on the most recent trading date immediately prior to the determination date as determined by the Committee and reported by such system; or

 (c) if there are no “bid” and “asked” prices available or if the shares of Stock are not traded on the over-the-counter market, the fair market value of a share of Stock as determined in good faith by the Committee in compliance with Code Section 409A taking into account such relevant facts and circumstances deemed by the Committee to be material to the value of the Stock in the hands of the Eligible Participant or Key Employee, which may include opinions or reports prepared by independent experts; provided, however, that at the time of grant of any Award other than an incentive stock option, the Committee, in its sole discretion, may elect to, and if it so elects, shall irrevocably specify its commitment to, determine Fair Market Value for all purposes under the Plan with respect to such Award, based on the “average selling price” of the Stock, within the meaning of Code Section 409A, as of the date of determination and a period of up to nine trading days immediately preceding such date, which period must be specified in the Award.

Notwithstanding the above, Fair Market Value of a share of Stock shall be determined in accordance with all applicable laws, including in the case of incentive stock options the valuation principles described in Code Section 422 and in all cases in accordance with Code Section 409A.
“Key Employee” means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth or profitability of the business of any Participating Company.

 “Option” means an option to purchase Stock, including Restricted Stock but not Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

“Participating Company” means the Company or any subsidiary or other affiliate of the Company; provided, however, for incentive stock options only, “Participating Company” means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 425(f) of the Code; and provided further, for nonqualified stock options only, “Participating Company” means the Company or any other corporation if the Company is an “eligible issuer of service recipient stock” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii)(E) with respect to the Eligible Participants and/or Key Employees of such corporation.

“Non-Employee Director” shall mean each such person who is a member of the Board of Directors of the Company but who is not a full-time employee of the Company.

“Performance Unit” means a performance unit subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

“Plan” means the Wegener Corporation 2011 Incentive Plan, as the same may be amended, administered or interpreted from time to time.

“Restricted Stock” means Stock delivered under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable; provided, however, in all events, restrictions placed on such Restricted Stock shall result in the Restricted Stock being substantially nonvested within the meaning of Treasury Regulation Section 1.83-3(b).

 “SAR” means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

“Stock” means the $.01 par value common stock of the Company.

“Total Disability” means an Eligible Participant or Key Employee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

3.	Shares Subject to the Plan.
The aggregate number of shares of Stock which may be awarded under the Plan or subject to purchase by exercising an Option shall not exceed one million two hundred fifty thousand (1,250,000) shares. The maximum total number of shares of Restricted Stock, Deferred Stock and/or Performance Units that may be granted at full value shall not exceed five hundred thousand (500,000) shares. Such shares shall be made available from authorized and unissued shares. No repurchased shares may be issued or delivered under the Plan. The Committee may, in its discretion, decide to award other securities issued by the Company that are convertible into Stock or make such other securities subject to purchase by an Option, in which event the maximum number of shares of Stock into which such other securities may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible securities. If any shares of Stock awarded or subject to purchase by exercising an Option under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation with the consent of a participant of an Option, SAR or a Performance Unit, such shares of Stock shall again become available for award under the Plan; provided, however, that if the Option price of any Option granted under the Plan is satisfied by tendering shares of the Company’s Stock to the Company (by either actual delivery or by attestation) or if shares of the Company’s Stock are tendered or are withheld upon the exercise of the Option to satisfy any applicable tax withholding, such tendered or withheld Stock will not be available for re-issuance under the Plan.

4.	Grant of Awards and Award Agreements.
(a) Subject to the provisions of the Plan and compliance with Code Section 409A, the Committee shall, (i) determine and designate from time to time those Eligible Participants and Key Employees or groups of Eligible Participants and Key Employees to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Eligible Participant or Key Employee; (iii) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (iv) determine the terms and conditions of each Award; (v) determine whether and to what extent Eligible Participants and Key Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; provided, however, that no Award shall be granted after the expiration of ten years from the effective date of the Plan.

(b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

5.	Stock Options and Stock Appreciation Rights.
(a) With respect to Options and SARS, the Committee shall (i) authorize the grant of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARS; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR; (iii) determine whether such Stock shall be Restricted Stock (but not Deferred Stock), in the Committee’s discretion; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of an SAR; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Key Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000. The Committee’s determinations made pursuant to (ii) through (v) of this paragraph shall be set forth in the Award Agreement granting any Option.

 (b) The exercise period for a nonqualified stock option shall not exceed ten years and one day from the date of grant, and the exercise period for an incentive stock option or SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; provided, however, that, in the case of an incentive stock option granted to a Key Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a “Ten Percent Stockholder”), such period, including extensions, shall not exceed five years from the date of grant.

(c) The Option or SAR exercise price per share shall be determined by the Committee at the time any Option is granted and set forth in the Award Agreement granting such Option and shall be not less than (i) in the case of incentive stock options and any tandem SARs, 100% of the Fair Market Value, or in the case of an incentive stock option and any tandem SARs granted to a Ten Percent Stockholder, 110% of the Fair Market Value, on the date the Option and any tandem SARs are granted; or (ii) in the case of any other Options or SARS, at least 100% of Fair Market Value, disregarding any restrictions in the case of Restricted Stock, on the date the Option or SAR is granted.

(d) No part of any Option or SAR may be exercised until (i) the Eligible Participant or Key Employee who has been granted the Award shall have remained in the employ or service of a Participating Company for such period, if any, after the date on which the Option or SAR is granted, as the Committee may specify, or (ii) achievement of such performance or other criteria, if any, by the Eligible Participant or Key Employee, the Company or any subsidiary, affiliate or division of the Company, as the Committee may specify, and the Committee may further require exercisability in installments.

(e) Subject to Section 10(c), except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise in the form specified in the Award Agreement covering such Option, which may provide for payment either in cash or in such other consideration as the Committee deems appropriate, including Stock, or, with respect to nonqualified options, Restricted Stock (but not Deferred Stock), already owned by the optionee, having a total Fair Market Value equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock, the Stock received upon the exercise of the Option shall be Restricted Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock paid on the exercise of the Option.

(f) (i) If a Key Employee who has been granted an Option or SAR dies (A) while an employee of any Participating Company, or (B) within three months after termination of his or her employment because of his or her Total Disability, his or her Options or SARs may be exercised, to the extent that the Key Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by the person or persons to whom the rights under the option or SAR pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within 12 months after the date of death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

(ii) If the Key Employee’s employment by any Participating Company terminates because of his or her Total Disability and such participant has not died within the following three months, he or she may exercise his or her Options or SARS, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within 12 months after the date of the termination of his or her employment within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

(iii) If the Key Employee’s employment terminates for any other reason, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

(g) No Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her.

(h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

(i) Upon exercise of an SAR, the Eligible Participant or Key Employee shall be entitled, subject to such terms and conditions as the Committee may specify, to receive upon exercise thereof the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount set forth in the Award Agreement granting such SAR which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made as the Committee shall specify in the Award Agreement at the time of the grant of the SAR (A) in cash, (B) through the issuance or transfer of whole shares of Stock, including Restricted Stock (but not Deferred Stock), with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to any such excess, all as determined by the Committee; provided, however, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock, at such time. If the full amount of such value is not paid in Stock, then the shares of Stock representing such portion of the value of the SAR not paid in Stock shall again become available for award under the Plan.

 (j) If the Award granted to an Eligible Participant or Key Employee allows such person to elect to cancel all or any portion of an unexercised option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company’s obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised. Any shares of Stock reserved but not required for such exercise shall be cancelled and shall not be added back into the total shares available for Awards under the Plan. Any such SAR shall be transferable only by will or by the laws of descent and distribution. During the lifetime of the optionee, such SAR shall be exercisable only by him or her.

6.      Performance Units.
(a) Upon the Award of a Performance Unit to an Eligible Participant or a Key Employee, the Committee shall determine a performance period (the “Performance Period”) of one or more years and shall determine the performance objectives for such Award of a Performance Unit. Performance objectives may vary from Eligible Participant/Key Employee to Eligible Participant/Key Employee and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share, return on equity or performance by a subsidiary or division of the Company; provided, however, in all events such performance criteria shall constitute a substantial risk of forfeiture within the meaning of Code Section 409A. Performance Periods may overlap and Eligible Participants and/or Key Employees may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed. The applicable Performance Period and performance objectives for such Award shall be specified in the written Award Agreement granting such Performance Unit.

(b) Upon the Award of a Performance Unit to an Eligible Participant or a Key Employee at the beginning of a Performance Period, the Committee shall determine for each Eligible Participant or Key Employee or group of Eligible Participants and/or Key Employees eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Participant or Key Employee with respect to such Performance Unit if the relevant measure of Company performance for the Performance Period is met. Such range of dollar values shall be set forth in the Award Agreement granting such Performance Unit.

(c) If during the course of a Performance Period there shall occur a significant event or events (a “Significant Event”) as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such Performance Period, the Committee may revise such objective; provided, however, in all events such revised objective shall constitute a substantial risk of forfeiture within the meaning of Code Section 409A.

(d) If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, retirement on or after age 65, or at an earlier age with the consent of the Company, or a Significant Event, as determined by the Committee, that Eligible Participant or Key Employee shall be entitled, at the end of such Performance Period, to payment in settlement of each Performance Unit awarded to such Eligible Participant or Key Employee for such Performance Period (i) based upon the performance objectives satisfied at the end of such Performance Period and (ii) prorated for the portion of the Performance Period during which the Eligible Participant or Key Employee was employed or retained by any Participating Company. If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period for any other reason, such Eligible Participant or Key Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise provide at the time of the Award of such Eligible Participant’s or Key Employee’s Performance Unit for such Performance Period.

(e) Each Performance Unit may be paid as specified in the Award Agreement granting such Performance Unit, which may provide for payment (i) all in cash, (ii) in Stock, not including Restricted Stock or Deferred Stock, (together with any cash representing fractional shares of Stock,) with a combined Fair Market Value at such time equal to the dollar value of such Performance Unit except that any fractional share of Stock payable shall be paid in cash equal to the Fair Market Value of the fractional Share of Stock, or (iii) a combination of Stock and cash, and either as a lump sum payment or in annual installments, each commencing as soon as practicable after the end of the relevant Performance Period. If and to the extent the full value of a Performance Unit is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Unit not paid in Stock shall again become available for award under the Plan.

7.      Restricted Stock.
(a) Restricted Stock may be received by an Eligible Participant or Key Employee either as an Award or, if the Award Agreement granting an Option or SAR so specifies, as the result of an exercise of an Option or SAR. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the “Restriction Period”). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

(b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by an Eligible Participant or Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon the recipient’s death, Total Disability, retirement on or after age 65 or an earlier age specified in the Award Agreement granting such Restricted Stock.

(c) Except as otherwise provided in Section 7(b) above, if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

(d) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

(e) Nothing in this Section 7 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

8.      Deferred Stock.
(a) Deferred Stock may be credited to an Eligible Participant or Key Employee as an Award. Deferred Stock shall be subject to a deferral period set forth in the Award Agreement granting such Deferred Stock, which period shall commence on the date the Award is granted and end on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the “Deferral Period”); provided, however, in all events such performance or other criteria shall constitute a substantial risk of forfeiture within the meaning of Code Section 409A. The Committee may provide in the Award Agreement at the time of the Award of Deferred Stock for the expiration of the Deferral Period in installments where deemed appropriate.

(b) Except as otherwise provided in this Section 8, no Deferred Stock awarded hereunder shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; provided, however, the Deferral Period shall expire upon the recipient’s death, Total Disability, retirement on or after age 65 or an earlier age specified in the Award Agreement at the time the Deferred Stock is awarded or on a date or dates that are nondiscretionary and objectively determinable that is/are set forth in the Award Agreement at the time the Deferred Stock is Awarded.

(c) At the expiration of the Deferral Period, the recipient of Deferred Stock shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf.

(d) Except as otherwise provided in Section 8(b), if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Key Employee or Eligible Participant. Upon such forfeiture, such forfeited shares of Deferred Stock shall again become available for award under the Plan.

9.      Certificates for Awards of Stock; Uncertificated Shares.
(a) Subject to Section 7(d), each Eligible Participant or Key Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Participant or Key Employee and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 7 and 8, each Eligible Participant or Key Employee who receives an Award of Stock shall have all of the rights of a stockholder with respect to such Stock, including the right to vote the Stock and receive dividends and other distributions; provided, however, no Eligible Participant or Key Employee awarded an Option, an SAR, Performance Unit or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

(e) Notwithstanding anything in this Plan to the contrary, the Company may, in its sole discretion, issue shares of Stock or Restricted Stock upon the grant, exercise, vesting or settlement of an Award pursuant to the direct registration system, and, in lieu of the issuance of certificated shares, may issue uncertificated shares, to the account of the Eligible Participant or Key Employee. Any prior references in this Section 9 to share certificates shall, in such event, be deemed to refer to uncertificated shares.

10.    Beneficiary.
(a) Each Eligible Participant or Key Employee, as the case may be, shall file with the Committee a written designation, signed by the Eligible Participant or Key Employee, of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death, and the designation may name one or more persons as contingent Beneficiaries. An Eligible Participant or Key Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Participant’s or Key Employee’s death, and in no event shall it be effective as of a date prior to such receipt. Any such designation, or revocation or change of such designation, shall be in such form and manner as the Committee shall determine.

(b) If no such Beneficiary designation is in effect at the time of an Eligible Participant’s or Key Employee’s death, or if no designated Beneficiary survives the Eligible Participant or Key Employee or if such Beneficiary is not located by the Committee within one year of the death of the Eligible Participant or Key Employee or if such designation conflicts with law, such person’s estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefore.

(c) Wherever in this Plan the Committee is directed or authorized to pay an Award to an estate of a deceased participant, the Committee shall pay such Award to the personal representative of such estate, if any has qualified within 12 months of death, and if not, then to the persons who would be entitled to receive the Award under the laws of descent and distribution of the State of Georgia in effect at the date of death of the participant if he or she had died intestate owning such property in fee simple. The determination by the Committee shall be final and the Committee shall be fully protected in paying the Award to the person or persons determined by the Committee in good faith to be entitled thereto irrespective of whether such payments are made to the person or persons who are in fact entitled to receive such Award.

11.    Administration of the Plan.
(a) The Plan shall be administered by a Committee composed of two or more persons, as appointed by the Board and serving at the Board’s pleasure, but unless and until the Committee is actually appointed by the Board, the Board shall function as and in place of the Committee. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or successor rule or regulation.

(b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c) The Committee shall have full power, discretion and authority to interpret, construe, act and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

(d) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among participants in the Plan, whether or not such participants are similarly situated.

(e) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(f) The Committee may employ such legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(g) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs or expenses (including counsel fees) or liabilities (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith. The Company shall pay any member or former member of the Committee or the Board who is entitled to indemnification under this section the expenses (including attorney’s fees) incurred in defending any such action taken against him or her in advance of its final disposition (“hereinafter an “Advancement of Expenses”); provided, however, that, if the Delaware General Corporation Law requires, an Advancement of Expenses to any current Committee or Board member shall be paid only upon receipt by the Company of an undertaking, by or on behalf of such person, to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses pursuant to this section. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as Directors or under the Bylaws of the Company.

12.    Amendment or Discontinuance.
The Board may at any time amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall, without being approved by the affirmative vote of holders of a majority of the shares voted on such amendment at a meeting of the stockholders at which a quorum is present, (i) alter the group of persons eligible for qualified incentive stock options under the Plan, or (ii) increase the maximum number of shares of Stock which are available for Awards under the Plan. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval. No amendment or termination shall retroactively impair the rights of any person with respect to an Award. On or after the occurrence of a Change in Control Event, the Plan may not be amended or terminated until all payments required by Section 14 are made. All such amendments shall be made in compliance with Code Section 409A.

13.    Adjustments in Event of Change in Common Stock.
Subject to compliance with Code Section 409A, in the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee may make such appropriate adjustments in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards as the Committee deems equitable; provided, however, that no such adjustments shall be made on or after the occurrence of a Change in Control Event without the affected participant’s consent.

14.    Change in Control Event.
Notwithstanding anything else herein to the contrary, the Committee may in its discretion take any of the following actions with respect to the occurrence of a Change in Control Event:

(a) All or any portion of any Option or SAR that has not expired and has not otherwise been exercised shall be cashed out in a lump sum cash payment equal to the excess, if any, of the Fair Market Value determined on the date of the Change in Control Event of the shares of Stock, including Restricted Stock, subject to the Option or SAR that is to be cashed out over the exercise price for such shares subject to the Option or SAR as specified in the respective Award Agreement.

(b) The Performance Period applicable to any Performance Unit shall end and the Company shall pay the participant in full settlement of such participant’s Performance Unit a lump sum amount in cash equal to the dollar value of such participant’s Performance Unit; provided, however, if the Committee elects to so provide, the Committee must so specify in the Award Agreement awarding the Performance Unit at the time of grant.

(c) All Restriction Periods applicable to any outstanding Restricted Stock shall end and the Company shall pay the holder of such Restricted Stock a lump sum amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, the participant in exchange for such Restricted Stock.

(d) All Deferral Periods applicable to any Deferred Stock credited to a participant shall end and the Company shall pay to such participant an amount in cash equal to the Current Market Value of the number of shares of Deferred Stock credited to such participant in full settlement of such Deferred Stock; provided, however, if the Committee elects to so provide, the Committee must so specify in the Award Agreement awarding the Deferred Stock at the time of grant.

 (e) For purposes of this Section 14, “Current Market Value” means the highest Closing Price (defined below) during the period (the “Reference Period”) commencing 30 days prior to the Change in Control Event and ending 30 days after the Change in Control Event; provided, that if the Change in Control Event occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock or other transaction approved by stockholders of the Company, Current Market Value shall mean the higher of (i) the highest Closing Price during the Reference Period or (ii) the highest price paid per share pursuant to such tender offer, exchange offer or transaction. The “Closing Price” on any day during the Reference Period means: (i) if the Stock is actively traded on any national securities exchange, the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange selected by the Committee on which the shares of Stock are then traded; or (ii) if the shares of Stock are not actively traded on any such exchange, the average of the closing high “bid” and low “asked” prices for the shares of Stock on the over-the-counter market on the most recent trading date immediately prior to the determination date as determined by the Committee and reported by such system; or (iii) if there are no “bid” and “asked” prices available or if the shares of Stock are not traded on the over-the-counter market, the fair market value of a share of Stock as determined in good faith by the Committee in compliance with Code Section 409A taking into account such relevant facts and circumstances deemed by the Committee to be material to the value of the Stock in the hands of the Eligible Participant or Key Employee, which may include opinions or reports prepared by independent experts.

(f) Any payment arising pursuant to this Section 14 shall be made as soon as practicable after the occurrence of a Change in Control Event, but in no event later than the close of the calendar year during which the Change in Control Event occurs.

15.    Miscellaneous.
(a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c) No participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of awards provided for under the Plan shall be paid in cash from the general funds of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established by the Company to assure such payments. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any participant. To the extent that any participant acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

 (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, (i) such leave does not exceed six months, or if longer, so long as the individual retains a right to reemployment with the Participating Company under an applicable statute or by contract, and (ii) that no Award may be granted to an employee while he or she is absent on leave.

 (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefore.

(f) The right of any person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 10 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the participant or his or her Beneficiary, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the participant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all participants’ at all reasonable times at the Company’s headquarters.

(h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

(i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

(j) All elections, designations, requests, notices, instructions and other communications from an Eligible Participant or Key Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

(k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

(l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(m) The Plan and all Awards granted hereunder shall comply at all times with all laws and regulations of any governmental authority which may be applicable thereto (including Code Section 409A). To the extent that an award granted hereunder is designated as an incentive stock option, it shall comply with Code Section 422, and all provisions of the Plan and the Award Agreement for such Option shall be construed in such manner as to effectuate that intent. Any provision of the Plan or any Award Agreement notwithstanding, a participant shall not be entitled to receive the benefits of Awards and the Company shall not be obligated to pay any benefits to such participant if such exercise, delivery, receipt or payment of benefits would constitute a violation by such individual or the Company of any provision of any such law or regulation. Any reference herein to “compliance with the requirements of Code Section 409A” or words of similar import shall be interpreted to mean application of the terms of the Plan or any Award, or administration of the Plan or any Award, as the case may be, in such a manner that no additional income tax is imposed on a participant pursuant to Code Section 409A(1)(a); provided, however, that this provision shall not limit the application of the $100,000 limit on incentive stock options set forth in Section 5(a). If additional guidance is issued under or modifications are made to Code Section 409A or any other law affecting the awards issued hereunder, the Committee shall take such actions (including amending the Plan or any Award Agreement without the necessity of obtaining the participant’s consent) as it deems necessary, in its sole discretion, to ensure continued compliance with Code Section 409A.

APPENDIX B

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
WEGENER CORPORATION

Wegener Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.	The name of the corporation is Wegener Corporation (the “Corporation”).

2.
The Corporation’s Board of Directors has passed a resolution that the Certificate of Incorporation be hereby amended by amending Article Fourth of the Certificate of Incorporation, so that it reads in its entirety:

“RESOLVED that effective as of 5:00 p.m., Eastern time, on the date that this Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), Article Fourth of the Certificate of Incorporation is amended and restated as follows:

FOURTH:  CAPITAL STOCK.  The total number of shares of capital stock of all classes that the Company shall have authority to issue is 30,250,000 shares. The authorized capital stock is divided into 250,000 shares of Preferred Stock, par value $20 per share (hereinafter the "Preferred Stock"), and 30,000,000 shares of Common Stock, par value of $.01 per share (hereinafter the "Common Stock").

Section 1 - Preferred Stock.

(a)           The shares of Preferred Stock of the Company may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

(b)            Authority is hereby expressly granted to the Board of Directors of the Company, subject to the provisions of this Article Fourth and to the limitations prescribed by the General Corporation Law of Delaware, to authorize the issue of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(1)           The designation of such series;

(2)           The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Company, and whether such dividends shall be cumulative or non-cumulative;

(3)           Whether the shares of such series shall be subject to redemption by the Company and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;
(4)           The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(5)           Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Company, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchanges;

(6)           The extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise;

(7)           The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(8)           The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Company.

Section 2 - Common Stock.

The shares of Common Stock of the Company shall be of one and the same class. Subject to all of the rights of the Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article Fourth or by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have full voting powers on all matters requiring stockholder action, each share of such Common Stock being entitled to one vote and having equal rights of participation in the dividends and assets of the Company.”

3.	Said amendment was duly adopted by the Shareholders of the Corporation in accordance with the provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being the duly elected officer of the Corporation, has caused this Certificate of Amendment to be executed as of this      day of                     , 2011.

WEGENER CORPORATION

James T. Traicoff, Secretary

WEGENER CORPORATION

This Proxy is solicited on behalf of the Board of Directors for use at the 2011 Annual Meeting of Stockholders to be held on February 1, 2011 at 9:00 a.m., Eastern Standard Time.

The undersigned hereby appoints C. Troy Woodbury, Jr. and James T. Traicoff, and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the “Company”) to be held on  February 1, 2011 at 9:00 a.m., local time, at the offices of the Company, 11350 Technology Circle, Johns Creek, Georgia 30097, and at any adjournments or postponements thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES REFERRED TO IN PROPOSAL (1), FOR THE PROPOSITIONS REFERRED TO IN PROPOSALS (2), (3), (4) AND (6), FOR THE ONE YEAR OPTION IN PROPOSAL (5) AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY SUCH MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued and to be signed and dated on reverse side)

☒ Please mark your vote as in this example.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 6.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ONE YEAR OPTION IN PROPOSAL 5.

(1)	To elect the following nominees as Class I directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are elected and qualified:

Phylis A. Eagle-Oldson                      C. Troy Woodbury, Jr.

☐ FOR the nominees listed above	☐ WITHHOLD AUTHORITY to vote for the nominees
(except as indicated to the contrary below)

(To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) on the line below:)

(2)	To approve and adopt the Wegener Corporation 2011 Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)
To approve an amendment to the Wegener Corporation Certificate of Incorporation authorizing the Company to issue shares of preferred stock  and authorizing the board of directors to determine the terms and conditions thereof

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	To hold an advisory vote on executive compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	An advisory vote on the frequency of holding an advisory vote on executive compensation.
☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ ABSTAIN

(6)	To ratify the appointment of Habif, Arogeti & Wynne, LLP as the Independent Registered Public Accounting Firm for the Company and its subsidiary for the fiscal year ending September 2, 2011.
☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned revokes all prior proxies to vote the shares covered by this proxy.

Signature

Signature

Date:

(When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If stockholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

INTERNET
http://www.proxyvote.com

Use the Internet to vote your
Proxy. Have your proxy card
in hand when you access the
website.

OR

TELEPHONE
1-800-690-6903

Use any touch-tone telephone
to vote your proxy. Have your
proxy card in hand when you call.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed pre-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you signed, and returned your proxy card.

Important Notice regarding the Internet
availability of proxy materials for the Annual
Meeting of Stockholders

The Proxy Statement is available at:

http://www.proxyvote.com